As filed with the Securities and Exchange Commission on 12/27/2013

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	(811-22722)

KKR Alternative Corporate Opportunities Fund P
(Exact name of registrant as specified in charter)

555 California Street, 50th Floor San Francisco, CA			94101
(Address of principal executive offices)			(Zip code)

Nicole J. Macarchuk, Esq. KKR Asset Management LLC 555 California Street, 50th Floor San Francisco, CA 94101
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(415) 315-3620

Date of fiscal year end:	October 31, 2013

Date of reporting period:	October 31, 2013

Item 1. Reports to Stockholders.

KKR Alternative Corporate

Opportunities Fund P

Annual Report

October 31, 2013

Alternative Corporate Opportunities Fund P	October 31, 2013

Table of Contents

Management Discussion of Fund Performance	1
Performance Information	4
Schedule of Investment	5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statement of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	10
Report of Independent Registered Public Accounting Firm	16
Disclosure of Fund Expenses	17
Trustees and Officers	18
Additional Information	20
Privacy Notice	21

Annual Report as of October 31, 2013 of KKR Alternative Corporate Opportunities Fund

The KKR Alternative Corporate Opportunities Fund P (the “Fund”) files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund will use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30 will be available (i) without charge, upon request, by calling 855-859-3943; and (ii) on the Commission’s website at http://www.sec.gov.

Management Discussion of Fund Performance

Annual Report

This report provides management’s discussion of fund performance for the KKR Alternative Corporate Opportunities Fund P (the “Fund”). In our first annual report for the Fund, we look forward to updating you on some of the broad economic trends in both the United States and abroad and how they are impacting the investment environment in which the Fund operates.

Looking Back on the Markets

We launched the Fund last year amidst a market backdrop which was increasingly driven by policymaking by elected officials and central bank officials across the globe. We believe this has been a steady theme in the aftermath of the global financial crisis of 2007-2009. The European Central Bank (“ECB”) President Mario Draghi’s “bumble bee” speech in July 2012, in which he indicated that the ECB was ready to do whatever it takes to preserve the euro, launched a risk rally that gained momentum throughout the second half of 2012. Today, we find the search for yield continues against a backdrop of exceptionally low interest rates and repeated injections of liquidity through central bank asset purchases around the world. The end of 2012 saw the United States reach a last-minute political deal to avert a fiscal crisis, and in October 2013, a two-week shutdown of the federal government resulted in extending the debt ceiling to February 7, 2014.

Nonetheless, we believe the U.S. economy will continue to press forward with modest GDP growth. The Federal Reserve has signaled continued accommodative policy, suppressing views that intermediate-term rates would rise quickly and thereby extending the constructive macroeconomic environment for risk assets. We continue to see attractive value in credit products on a relative basis and believe high yield and spread products stand to benefit from the Federal Reserve’s renewed accommodative monetary policy.

Most recently, after seeing the Chicago Board Options Exchange Market Volatility Index (“VIX”) soar 32.76% in the second quarter, volatility flat-lined in the third quarter with the VIX returning -1.54%. Investors looking for yield have reacted by turning to the bond markets. Additionally, we have witnessed a resurgence of high yield ETFs in recent months, with approximately $10 billion added in the 10-week period ended October 23, 2013. Flows for loans followed a similar pattern to high yield ETFs throughout the third quarter, although October did see the pace of retail inflows taper with lessening rate concerns. The period of June through October saw $23.3 billion enter the loan asset class, with weekly inflows of slightly more than +$600 million in October alone (1).

Fund Performance

KKR Alternative Corporate Opportunities Fund P (“the Fund”) invests substantially all its assets in KKR Alternative Corporate Opportunities Fund (the “Master Fund”). The Master Fund is a separate non-diversified, closed-end management investment company with the same investment objective and strategies as the Fund. The Fund commenced operations on December 31, 2012, which is different from the commencement date of the Master Fund. Since inception through October 31, 2013, the Fund has returned 9.62%.

The following represents the portfolio characteristics of the Master Fund as of October 31, 2013:

As of the year ended October 31, 2013, the Master Fund held 43.2%% of its net assets in high yield corporate debt, 31.2% of its net assets in first and second lien leveraged loans, 6.1% of its net assets in common stock and 6.2% of its net assets in preferred stock. The Master Fund’s 101 investments represented obligations and equity interests in 80 companies diversified across 18 distinct industries. The top ten issuers represented 42.2% of the total holdings in the Master Fund while the top five industry groups represented 56.9% of the Master Fund’s total holdings. 77.0% of the Master Fund’s holdings represented investments in U.S. companies. The Master Fund’s Securities and Exchange Commission (“SEC”) 30-day yield as of October 31, 2013 was 4.58% and the Master Fund’s duration was approximately five years.

(1) Source: JP Morgan High Yield and Leveraged Loan Research as of November 1, 2013.

1

For the fiscal year ended October 31, 2013, the Master Fund’s returns were 10.46%. During the same period, the Barclays U.S. Aggregate Bond Index and the Bank of America Merrill Lynch Global High Yield Index returned -0.95% and 9.89%, respectively.

Business Updates

On October 18, 2013, KKR & Co L.P. (together with the Master Fund’s Adviser and its other affiliates, “KKR”) announced a transaction to acquire 100% of Avoca Capital (“Avoca”), a leading European credit manager with approximately €6 billion/$8 billion of assets under management across 21 funds and separate accounts. Avoca was established in 2002 and operates across five European credit strategies including Senior Secured Loans, Credit Opportunities, Long/Short Credit, Global Convertible Bonds, Structured and Illiquid Credit. We believe Avoca’s investment philosophy complements that of the Master Fund’s Adviser, and the acquisition represents a significant expansion of KKR’s capabilities in the rapidly growing market for European public credit. We believe that the Avoca acquisition could offer an incremental source of investment ideas for the Fund. We believe this acquisition, expected to close in the first quarter of 2014, offers exciting investment opportunities for KKR as a whole.

We thank you for your partnership and continued investment in the Fund. We look forward to continued communications and will keep you apprised of the progress of the Fund specifically and the leveraged finance market place generally. Information about the Fund is available on our website at kkrfunds.com.

The Fund is distributed by Quasar Distributors, LLC, which is not affiliated with KKR or any of its affiliates.

Disclosures

The Bank of America Merrill Lynch Global High Yield Index tracks the performance of USD, EUR, GBP and CAD-denominated below investment grade corporate debt publicly issued in the major domestic or Eurobond markets. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of USD 100 million, EUR 100 million, GBP 50 million or CAD 100 million. Original issue zero coupon bonds, Eurodollar bonds, 144a securities (with and without registration rights), and pay-in-kind securities (including toggle notes) are included in the index. Callable perpetual securities are included provided they are at least one year from the first call date. Fixed-to-floating rate securities are included provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. Contingent capital securities, including those with automatic principal write-down provisions, are included in the index provided they do not have an automatic common equity conversion, unless the conversion is activated by a regulatory authority in which case they are included. Other hybrid capital securities, such as those that potentially convert into preference shares, those with both cumulative and non-cumulative coupon deferral provisions, and those with alternative coupon satisfaction mechanisms, are also included in the index. Securities issued or marketed primarily to retail investors, equity-linked securities, securities in legal default, hybrid securitized corporates, taxable and tax-exempt U.S. municipal securities and DRD-eligible securities are excluded from the index.

Index constituents are capitalization-weighted based on their current amount outstanding times the market price plus accrued interest. Accrued interest is calculated assuming next-day settlement. Cash flows from bond payments that are received during the month are retained in the index until the end of the month and then are removed as part of the rebalancing. Cash does not earn any reinvestment income while it is held in the index. The index is rebalanced on the last calendar day of the month, based on information available up to and including the third business day before the last business day of the month. No changes are made to constituent holdings other than on month end rebalancing dates.

The Barclays U.S. Aggregate Bond Index is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index.

2

The Chicago Board Options Exchange (CBOE) Volatility Index (VIX) reflects the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options. The VIX reflects the market’s estimate of future volatility, based on the weighted average of the implied volatilities for a wide range of strikes. The first and second month expirations are used until 8 days from expiration, then the second and third are used.

It is not possible to invest directly in an index.

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. The Fund’s Adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the Adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. An investment in the Fund involves risk, including the risk of loss of principal. For a discussion of the Fund’s risks, see Risk Considerations, Note 3 to the financial statements. Call 855-859-3943 or visit www.kkrfunds.com for performance results current to the most recent calendar quarter-end.

Must be preceded or accompanied by a prospectus.

The Fund is non-diversified. The Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Shares of closed-end funds are subject to investment risks, including the possible loss of principal. The Fund intends to invest in securities of the Master Fund . The Master Fund invests in securities and other obligations of companies that are experiencing significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings which involve a substantial degree of risk, require a high level of analytical sophistication for successful investment and active monitoring. The Master Fund may invest without limit in securities that, at the time of investment, are illiquid. The value of investments will fluctuate in response to among many factors affecting the particular company, as well as broader market and economic condition. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic orpolitical instability in other nations.

The Master Fund’s investments in expectation of a specific event or catalyst can result in losses if the event fails to occur or it does not have the effect foreseen. Investments in various types of debt securities and instruments may be unsecured or unrated, are subject to the risk of non-payment, and may have speculative characteristics. Investments in below investment grade (commonly referred to as “junk” or high-yield) instruments may be particularly susceptible to economic downturns, which could cause losses. The Master Fund may invest in illiquid and restricted securities that may be difficult to dispose of at a fair price when the Master Fund believes it is desirable to do so. Derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund. The Master Fund’s investments in securities or other instruments of non-U.S. issuers or borrowers may be traded in undeveloped, inefficient and less liquid markets and may experience greater price volatility and changes in value. The use of leverage by the Master Fund managers may accelerate the velocity of potential losses. The risk of loss from a short sale is unlimited because the Master Fund must purchase the shorted security at a higher price to complete the transaction and there is no upper limit for the security price. The use of options, swaps, and derivatives by the Master Fund has the potential to significantly increase the Master Fund’s volatility. Bond and bond funds generally decrease in value as interest ratesrise. Mortgage-backed securities are subject to prepayment risk and extension risk and therefore react differently to changes in interest rates than other bonds. Small movements in interest rates may quickly and significantly reduce the value of certain mortgage-backed securities.

3

Performance Information

Average Annual Total Returns Period Ended October 31, 2013	Since Inception (12/31/2012)
KKR Alternative Corporate Opportunities Fund P	9.62%
Barclays U.S. Aggregate Bond Index	(1.10)%
BofA Merrill Lynch Global High Yield Index	6.55%

4

Schedule of Investment

	Shares	Value
INVESTMENT IN MASTER FUND - 97.1%
KKR Alternative Corporate Opportunities Fund *	1,187,411	$12,693,426

TOTAL INVESTMENT IN MASTER FUND (cost $12,297,515)		12,693,426

OTHER ASSETS EXCEEDING LIABILITIES, NET - 2.9%		374,502
NET ASSETS - 100.0%		$13,067,928

*  The Fund’s investment in KKR Alternative Corporate Opportunities Fund represents 32.1% of the Master Fund’s net assets as of October 31, 2013. The Annual Report of the Master Fund is attached to the financial statements.

See notes to financial statements.

5

Statement of Assets and Liabilities

Assets
Investment in Master Fund, at value (cost $12,297,515)	$12,693,426
Cash	334,898
Receivable from Adviser	109,459
Prepaid expenses	48,300
Total assets	13,186,083

Liabilities
Trustees’ fees	4,548
Administration fees	7,305
Shareholder servicing fees	2,984
Other accrued expenses	103,318
Total liabilities	118,155
Net assets	$13,067,928

Net Assets
Paid-in capital — (50,000,000 shares authorized — $0.001 par value)	$12,659,007
Accumulated net investment income	13,174
Net unrealized appreciation on investment in Master Fund and deferred Trustees’ fees	395,747
Net assets	$13,067,928
Net Asset Value, Per Share ($13,067,928 ÷1,226,775 shares)	$10.65

See notes to financial statements.

6

Statement of Operations

For the period ended October 31, 2013*

Investment income
Dividend income from Master Fund	$220,797
Total investment income	220,797

Expenses
Legal fees	203,000
Offering costs	173,880
Shareholder reporting expense	91,817
Trustees’ fees	64,802
Transfer agency fees	41,790
Audit and tax fees	32,154
Administration fees	15,959
Registration fees	5,730
Shareholder servicing fee	4,258
Custodian fees	4,076
Other expenses	25,683
Total expenses	663,149
Less
Expenses reimbursed by Adviser	(658,891)
Net expenses	4,258
Net investment income	216,539
Net change in unrealized appreciation (depreciation) on
Investment in Master Fund	395,911
Deferred Trustees’ fees	(164)
Net increase in net assets resulting from operations	$612,286

* Commenced operations on December 31, 2012.

See notes to financial statements.

7

Statement of Changes in Net Assets

Period Ended October 31, 2013*
Operations
Net investment income	$216,539
Net change in unrealized appreciation on investment in Master Fund and deferred Trustees’ fees	395,747
Net increase in net assets resulting from operations	612,286
Dividends to shareholders from
Net investment income	(203,365)
Total dividends	(203,365)
Capital transactions(1)
Proceeds from shares issued	12,408,132
Shares issued in reinvestment of dividends	176,482
Cost of shares tendered(2)	(25,607)
Net increase in net assets from capital shares transactions	12,559,007
Net increase in net assets	12,967,928
Net assets
Beginning of period	100,000
End of period	$13,067,928
Accumulated net investment income	$13,174

* Commenced operations on December 31, 2012.

(1)  For Capital Share Transactions, see Note 4 in the notes to the financial statements.

(2)  Net of redemption fees of $523.

See notes to financial statements.

8

Financial Highlights

	Period Ended October 31, 2013*
Per share operating performance
Net asset value, beginning of period	$10.00
Income from operations (1)
Net investment income	0.44
Net realized and unrealized gain on investment in Master Fund	0.51
Total income from operations	0.95
Dividends from Net investment income	(0.30)
Total dividends	(0.30)
Net asset value, end of period	$10.65
Total return†	9.62%
Ratios to average net assets
Expenses, after expenses reimbursed by Adviser‡	1.80	%**
Expenses, before expenses reimbursed by Adviser‡	17.15	%**
Net investment income, after expenses reimbursed by Adviser‡	3.35	%**
Net investment income, before expenses reimbursed by Adviser‡	(12.00	)%**

Supplemental data
Net assets, end of period (000’s)	$13,068
Portfolio turnover rate†	93.53%

(1)         Per share calculations were performed using average shares.

*                 Commenced operations on December 31, 2012.

**          Annualized.

†                 Total return and portfolio turnover rate are for the period indicated and have not been annualized.

‡                 Includes expenses of the Master Fund indirectly reimbursed by the Fund.

See notes to financial statements.

9

Notes to Financial Statements

1.                   Organization

KKR Alternative Corporate Opportunities Fund P (the “Fund”) was formed on July 16, 2012 as a statutory trust under the laws of the State of Delaware. The Fund is a closed-end management investment company. The Fund commenced operations on December 31, 2012. The Fund’s investment objective is to generate an attractive total return consisting of a high level of current income and capital appreciation. The Fund is non-diversified for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund invests substantially all of its assets in KKR Alternative Corporate Opportunities Fund (the “Master Fund”). As of October 31, 2013, the Fund owned 32.1% of the Master Fund. The investment objective of the Master Fund is substantially the same as the Fund’s. The Fund’s financial statements should be read in conjunction with the attached financial statements for the Master Fund.

KKR Asset Management LLC serves as the Master Fund’s investment adviser (the “Adviser”).

2.                   Summary of Significant Accounting Policies

Basis of Presentation — The accompanying financial statements are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are stated in United States (“U.S.”) dollars. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in these financial statements. Actual results could differ from those estimates.

Valuation of Investments - The Board of Trustees (the “Board”) of the Fund has adopted valuation policies and procedures to ensure investments are valued in a manner consistent with GAAP as required by the 1940 Act. The Board has delegated primary responsibility in ensuring these valuation policies and procedures are followed, including those relating to fair valuation, to the Adviser.

The Fund values its investment in the Master Fund at the Master Fund’s net asset value (“NAV”) per share. Refer to Note 2 of the Master Fund’s Financial Statements for information on the Master Fund’s policy for valuation of investments.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity for disclosure purposes. Assets and liabilities recorded at fair value on the Statement of Assets and Liabilities are categorized based upon the level of judgment associated with the inputs used to measure their value. Hierarchical levels, as defined under GAAP, are directly related to the amount of subjectivity associated with the inputs to fair valuations of these assets and liabilities, and are as follows:

Level 1 — Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

Level 2 — Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar instruments in active markets, and inputs other than quoted prices that are observable for the asset or liability.

10

Level 3 — Inputs are unobservable inputs for the asset or liability, and include situations where there is little, if any, market activity for the asset or liability.

The table below sets forth information about the level within the fair value hierarchy at with the Fund’s investment in Master Fund were measured at October 31, 2013:

	Level 1	Level 2	Level 3	Total
Investment in Master Fund	—	$12,693,426	—	$12,693,426

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. There were no transfers between levels during the reporting period ended October 31, 2013, based on the input level assigned under the hierarchy at the beginning of each reporting period.

For the period from December 31, 2012 (commencement of operations) to October 31, 2013, there have been no significant changes to the Fund’s fair value methodologies.

Investment Transactions - Investment transactions are accounted for on trade date, the date the order to buy or sell is executed. Dividend transactions are recorded on ex-dividend date. Realized gains and losses from Master Fund transactions are calculated on the specific identified cost basis. Master Fund transactions are recorded on the effective date of the subscription in or the redemption from the Master Fund.

Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly and distributable net realized capital gains, if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Early Repurchase Charge - A shareholder who tenders for repurchase of shares during the first year following such shareholder’s initial purchase will be subject to a fee of 2.00% of the value of the shares repurchased by the Fund, payable to the Fund (an “Early Repurchase Charge”). Early Repurchase Charges are recorded as an increase to paid-in capital. The Fund retained Early Repurchase Charges of $523 during the period ended October 31, 2013.

Organization and Offering Costs — Organization costs of the Fund were paid by the Adviser while offering costs, consisting of, amongst other things, the initial prospectus and registration of the Fund, were paid by the Fund and are being amortized over the first 12 months of operations.

Income Taxes — The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and in conformity with the Regulated Investment Company Modernization Act of 2010. The Fund will not be subject to federal income tax to the extent the Fund satisfies the requirements under Section 851 of the Internal Revenue Code, including distributing substantially all of its gross investment company taxable income and capital gains to its shareholders based on the Fund’s fiscal year end of October 31.

In order to avoid imposition of the excise tax on undistributed income applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31, 2013) plus undistributed amounts, if any, from prior years.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax

11

benefits should be recorded related to uncertain tax positions for the open tax year (2013). However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities, on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of October 31, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. For the period ended October 31, 2013, the Fund did not incur any interest or penalties.

Indemnifications – Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business, the Fund enters into contracts that contain a variety of representations and that provide general indemnifications. The Fund’s maximum liability exposure under these arrangements is unknown, as future claims that have not yet occurred may be made against the Fund. However, based on experience, management expects the risk of loss to be remote.

3. Agreements

Investment Advisory Agreement- The Fund does not incur a separate management fee (“Management Fee”), but the Fund is indirectly subject to the Master Fund’s Management Fee. For the services it provides to the Master Fund, the Adviser receives a Management Fee, which is calculated and paid monthly at an annual rate of 1.25% of the month-end value of the Master Fund’s Managed Assets.

The Adviser has contractually agreed to pay, absorb, or reimburse fees of the Fund and the expenses indirectly reimbursed by the Fund from its investment in the Master Fund, so that the Fund’s total annual operating expenses do not exceed 1.80% (excluding interest, taxes, brokerage commissions, dividend expenses, extraordinary expenses and certain other Fund expenses) through at least until March 1, 2014. Under the agreement, the Adviser may recoup such reimbursements in future periods, not exceeding three years, provided the Fund’s total annual fund operating expenses plus recoupment do not exceed 1.80% of the average net assets of the Fund for the fiscal year.

For the period from December 31, 2012 (commencement of operations) to October 31, 2013, the Adviser agreed to pay, absorb, or reimburse expenses of the Fund in the amount of $658,891. As of October 31, 2013, the total amount subject to recoupment by the Adviser is $658,891 expiring by October 31, 2016 and $21,138 expiring by October 31, 2015.

Administrator, Custodian and Transfer Agent- For the period from December 31, 2012 through May 31, 2013, SEI Investments Global Fund Services was engaged as the Fund’s Administrator. Effective June 1, 2013, U.S. Bancorp Fund Services, LLC (“USBFS”) (the “Administrator”) serves as the Fund’s and the Master Fund’s Administrator pursuant to an administration agreement under which the Administrator provides administrative and accounting services to the Fund and the Master Fund. The Fund is indirectly subject to the administration fee charged to the Master Fund. In addition, the Administrator receives a minimum annual fee of $10,000 from the Fund.

For the period from December 31, 2012 through May 31, 2013, Citibank, N.A. was engaged as the Fund’s custodian. Effective June 1, 2013, U.S. Bank, N.A. (“Custodian”) serves as the Fund’s custodian pursuant to a custody agreement. The Custodian is an affiliate of USBFS.

For the period from December 31, 2012 through May 31, 2013, DST Systems, Inc. was engaged as the transfer agent. Effective June 1, 2013, USBFS serves as the Fund’s transfer agent pursuant to a transfer agency agreement.

Distribution Agreement - For the period from December 31, 2012 through May 31, 2013, SEI Investments Distribution Co. was engaged as the Fund’s distributor. Effective June 1, 2013, Quasar Distributors, LLC (the

12

“Distributor”), a wholly-owned subsidiary of the Administrator, serves as the Fund’s distributor pursuant to a distribution agreement.

The Fund pays the Distributor and the Distributor pays each broker-dealer or other financial intermediary that enters into a Shareholder Servicing Agreement with the Distributor (collectively, “Service Agents”), a monthly shareholder servicing fee of 0.0083% (0.10% on an annualized basis) of the NAV of the outstanding Shares attributable to the clients of the Service Agent who are invested in the Fund through the Service Agent. In exchange for this fee, the Service Agent will respond to Shareholder inquiries about the Fund, facilitate Fund communications with the Shareholders, assist Shareholders in changing account designations or addresses, and assist Shareholders in processing repurchase requests.

Deferred Trustees’ Compensation - The Fund has a Deferred Trustees’ Compensation plan (the “Plan”) that allows the Independent Trustees to defer compensation to a future payment period. The compensation is invested in notional shares of the Master Fund. The value of a participating Independent Trustee’s deferral account is based on the notional shares of deferred amounts as designated by the participating Independent Trustees. Changes in the value of the Independent Trustees’ deferral account are included in the Statement of Operations. The accrued obligations under the Plan, including unrealized appreciation/(depreciation), are included on the Statement of Assets and Liabilities.

Other - Certain officers of the Fund are also officers of the Adviser. Such officers are paid no fees by the Fund for serving as officers of the Fund.

4. Capital Shares

The Fund is offered on a continuous basis through the Distributor up to 50,000,000 shares (“Shares”). Shares are offered in a continuous offering at the Fund’s current NAV per Share. Shares may be purchased as of the first business day of each month at the Fund’s then current NAV per Share through a registered investment adviser (a “RIA”) that has entered into an arrangement with the Distributor for such RIA to offer Shares in conjunction with a “wrap” fee, asset allocation or other managed asset program sponsored by such RIA.

Purchase Terms - The Fund accepts initial and additional purchases of Shares. The minimum initial investment in the Fund from each investor is $25,000 and there is no minimum for additional investments in the Fund.

The minimum initial investment may be reduced by the Fund with respect to certain individual investors or classes of investors (specifically, with respect to employees, officers or Trustees of the Fund, the Adviser or their affiliates). Additionally, the Fund may waive or reduce such minimum initial investment amount (as well as the application described above) with respect to any investor funding its purchase of Shares with redemption proceeds from another fund sponsored, managed, or advised by the Adviser.

Quarterly Repurchase of Shares - No Shareholder or other person holding Shares acquired from a Shareholder has the right to require the Fund to repurchase any Shares. No public market for Shares exists, and none is expected to develop in the future. Consequently, Shareholders may not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below.

The Fund intends to offer to repurchase Shares from Shareholders on a quarterly basis in accordance with written tenders by Shareholders, on terms and conditions as the Fund’s Board may determine in its sole discretion. Each such repurchase offer will generally apply to up to 20% of the net assets of the Fund. There is no minimum amount of Shares which must be repurchased in any repurchase offer. The Adviser expects that, generally, it will recommend to the Board that the Fund offer to repurchase Shares from Shareholders quarterly, with such repurchases to occur as of each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, as of the immediately preceding business day). Each repurchase offer will generally commence approximately 35 days prior to the applicable repurchase date. As of October 31, 2013, the Fund offered to repurchase Shares from Shareholders as of March 31, 2013, June 30, 2013 and September 30, 2013.

13

Liquidity of the Master Fund - The Fund’s assets consist primarily of its interest in the Master Fund. Therefore, in order to finance the repurchase of Shares pursuant to the tender offers, the Fund may find it necessary to liquidate all or a portion of its interest in the Master Fund. The Fund will not conduct a repurchase offer for Shares unless the Master Fund simultaneously conducts a repurchase offer for the Master Fund’s shares. The individuals of the Fund’s Board also serve as the Master Fund’s Board and the Board expects that the Master Fund will conduct repurchase offers on a quarterly basis in order to permit the Master Fund to meet its obligations under its repurchase offers. However, there are no assurances that the Master Fund’s Board will, in fact, decide to undertake such a repurchase offer. The Fund cannot make a repurchase offer larger than a repurchase offer made by the Master Fund. The Master Fund’s repurchase offers will generally apply to up to 20% of the net assets of the Master Fund.

The Master Fund will make repurchase offers, if any, to all of its investors, including the Fund, on the same terms, which practice may affect the size of the Master Fund’s offers. Subject to the Master Fund’s investment restriction with respect to borrowings, the Master Fund may borrow money or issue debt obligations to finance its repurchase obligations pursuant to any such repurchase offer.

Share Transactions

Period Ended October 31, 2013*
Shares, begining of the period	10,000
Shares issued	1,202,237
Shares issued in reinvestment of dividends and distributions	17,036
Shares redeemed	(2,498)
Shares, end of the period	1,226,775

* Commenced operations on December 31, 2012.

5.              Investment in Master Fund

The following are details of the Fund’s investment in the Master Fund for the period ended October 31, 2013:

	Purchase at Cost	Unrealized Appreciation	Value at 10/31/13
KKR Alternative Corporate Opportunities Fund	$12,297,515	$395,911	$12,693,426

6.                   Federal Income Taxes

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. As a result, the net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, accumulated net investment income/loss or accumulated net realized gain, as appropriate, in the period in which the differences arise. For the period ended October 31, 2013, the Fund did not record any re-classifications.

14

The tax character of dividends declared for the period from December 31, 2012 (commencement of operations) to October 31, 2013 is as follows:

	Ordinary Income	Total
KKR Alternative Corporate Opportunities Fund P 2013	$203,365	$203,365

As of October 31, 2013, the components of accumulated gains on a tax basis for the Fund are as follows:

	Undistributed	Net	Other	Total
	Ordinary	Unrealized	Temporary	Accumulated
	Income	Appreciation	Differences	Gains
KKR Alternative Corporate Opportunities Fund P	$13,174	$395,747	$—	$408,921

Net capital losses earned may be carried forward indefinitely and must retain the character of the original loss.

As of October 31, 2013, the total cost of investment for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for investment held by the Fund are as follows:

		Aggregate	Aggregate
		Gross	Gross	Net
	Federal Tax	Unrealized	Unrealized	Unrealized
	Cost	Appreciation	Depreciation	Appreciation
KKR Alternative Corporate Opportunities Fund P	$12,297,515	$395,747	$—	$395,747

7.                        New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. In January 2013, the Financial Accounting Standards Board issued ASU No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The ASUs enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. The ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of these ASUs will not have a material impact on its financial statements.

8.                        Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined that there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
KKR Alternative Corporate Opportunities Fund P

We have audited the accompanying statement of assets and liabilities of KKR Alternative Corporate Opportunities Fund P (the “Fund”), including the schedule of investments, as of October 31, 2013, and the related statements of operations, changes in its net assets and the financial highlights for the period from December 31, 2012 (commencement of operations) to October 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of KKR Alternative Corporate Opportunities Fund P as of October 31, 2013, the results of its operations, changes in its net assets and the financial highlights for the period from December 31, 2012 (commencement of operations) to October 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

/s/ Deloitte & Touche LLP

San Francisco, CA

December 17, 2013

16

Disclosure of Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers and expenses reimbursed by the Adviser that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 05/1/13	Ending Account Value 10/31/13	Annualized Expense Ratios	Expenses Paid During the Period
KKR Alternative Corporate Opportunities Fund P
Actual Fund Return*	$1,000.00	$1,059.10	1.80%	$9.34
Hypothetical 5% Return**	$1,000.00	$1,016.13	1.80%	$9.15

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the half-year period).

17

Trustees and Officers of KKR Alternative Corporate Opportunities Fund P

				Number
				of	Other
				Portfolios	Directorships
				in Fund	Held by
	Position(s)	Term of		Complex	Trustee
	Held	Office and		Overseen	During the
Name, Age	with the	Length of	Principal Occupation(s) During Past Five	by	Last Five
and Address	Fund	Service	Years and Other Relevant Experience	Trustee(2)	Years
Interested Trustee(1)

Suzanne Donohoe (42) KKR Asset Management LLC 555 California Street 50th Floor San Francisco, CA 94104	President	Since July 2013	Global head of KKR’s Client and Partner Group and Member of KKR (Since 2009); Head of Goldman Sachs Asset Management International (2008-2009); Head of Goldman Sachs Asset Management client business in North America (2006-2008).	4	None.

Independent Trustees(1)

Tobin V. Levy (68) KKR Asset Management LLC 555 California Street 50th Floor San Francisco, CA 94104	Trustee	Since September 2012	Executive Vice President & Chief Financial Officer, Local Initiatives Support Corporation (non-profit support and resources) (since 2011); Managing Director and Chief Financial Officer of Hedge Fund Strategies Group, Goldman Sachs (financial services firm) (1995 - 2008).	4	AloStar Bank of Commerce.

Jeffrey L. Zlot (41) KKR Asset Management LLC 555 California Street 50th Floor San Francisco, CA 94104	Trustee	Since September 2012	Managing Director, The Presidio Group LLC (investment consultant and investment banking) (since Dec. 1997).	4	None.

Michael E. Cahill (62) KKR Asset Management LLC 555 California Street 50th Floor San Francisco, CA 94104	Trustee	Since March 2013	Executive Vice President (2008 - 2013) and Managing Director and General Counsel (1991 - 2013), The TCW Group, Inc. and Trust Company of the West (financial services firm).	4	None.

18

Principal Officers who are not Trustees

Term of Office
	Position(s) Held with	and Length of	Principal Occupation(s) During Past Five Years
Name, Age and Address	Fund	Service	and Other Relevant Experience
Michael R. McFerran (40)	Treasurer and Chief Financial Officer	Since September 2012	Chief Financial Officer, KKR Asset Management LLC (2005-present); Chief Financial Officer (2010-present) and Chief Operating Officer (2008-present), KKR Financial Holdings LLC.

Annette O’Donnell-Butner (44)	Chief Compliance Officer	Since September 2012	Chief Compliance Officer, KKR Asset Management LLC (2009-present); Deputy Director of Compliance, Lehman Brothers (2000 - 2009).

Nicole J. Macarchuk (43)	Secretary and Vice President	Since September 2012

General Counsel, KKR Asset Management LLC (2010-present); General Counsel and Secretary,
KKR Financial Holdings LLC (2010-present); Co-General Counsel, Och-Ziff Capital Management Group LLC (2005 - 2010).

Koji E. Felton (52)	Assistant Secretary	Since March 2013	Counsel, KKR Asset Management LLC (January 2013-present); Counsel, Dechert LLP (2011 - 2013); Senior Vice President and Deputy General Counsel, Charles Schwab & Co. (1998 - 2011)

(1)         “Independent Trustees” are those trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund, and “Interested Trustees” are those trustees who are interested persons of the Fund. Ms. Donohoe is an Interested Trustee because she is a Member of KKR, the parent company.

(2)         The Fund Complex includes KKR Series Trust, KKR Alternative Corporate Opportunities Fund, KKR Alternative Corporate Opportunities Fund P and KKR Income Opportunities Fund.

19

Additional Information

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended October 31, 2013, certain dividends paid by the Fund may be subject to a maximum rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 3.75%

For corporate shareholders, the percent of ordinary income distributions qualifying for corporate dividends received deduction for the fiscal year ended October 31, 2013 was 3.75%.

Pursuant to Section 853 of the Internal Revenue Code, the Fund did not designate any amounts as foreign taxes paid for the period ended October 31, 2013. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 855-859-3943 Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Fund’s website at www.kkrfunds.com.

INFORMATION ABOUT DIVIDEND REINVESTMENT PLAN (Unaudited)

Pursuant to the Dividend Reinvestment Plan (the “DRIP”), income dividends and/or capital gain distributions to Common Shareholders will automatically be reinvested in additional Common Shares of the Fund by the Plan Administrator. A Common Shareholder may terminate participation in the DRIP at any time by notifying the DRIP Administrator before the record date of the next distribution through the Internet, by telephone or in writing.

20

PRIVACY NOTICE

PROTECTION AND SECURITY OF YOUR PERSONAL INFORMATION

KKR Asset Management LLC (“KAM”) respects our investors’ right to privacy. All financial companies choose how they share personal information. Consumers have the right under federal law to limit some, but not all, sharing of personal information. Federal law also requires us to tell you how we collect, share and protect your personal information. This notice is provided by KAM and its affiliates, as listed on Annex A hereto (“KAM”, “we”, or “us”). Please read this notice carefully to understand what we do, and call us at (415) 315-3620 if you have any questions.

The Personal Information We Collect and How We Collect It

We collect the following types of personal information about individuals who are our investors:

•        Information we receive from investors in subscription agreements, questionnaires and in other forms, such as name, address, account information, social security number, the types and amounts of investments, statements of net worth, telephone number, and other contact information;

•        Information we receive from investors, affiliates and other companies about investors’ transactions with us, our affiliates, or other financial institutions with which we have relationships; and

•        Information we receive from third parties such as demographic information and information collected to comply with law and regulation.

When you are no longer an investor with us, we continue to share your information as described in this notice.

How and Why We Share Personal Information

This section lists reasons why financial companies can share their customers’ personal information. With respect to each reason, we explain whether KAM chooses to share for this reason and, if we do share, whether you can limit this sharing.

•        For everyday business purposes: KAM shares personal information for everyday business purposes, such as to

•    process your transactions;

•    provide financial products or services to you;

•    maintain your investment(s);

•    secure business services, including printing, mailing, and processing or analyzing data;

•    secure professional services, including accounting and legal services; or

•    respond to court orders and legal investigations.

•    You cannot limit sharing by KAM for everyday business purposes.

•        For our marketing purposes: KAM shares personal information for our marketing purposes so that we can offer products and services to you. You cannot limit sharing by KAM for this reason.

•        For joint marketing with other financial companies: KAM does not share personal information for joint marketing with other financial companies.

21

•        For use by affiliates in providing products and services to you: KAM shares personal information for our affiliates’ use in providing you with products and services that meet your financial services needs. You cannot limit sharing by KAM for this reason.

•        For the everyday business purposes of affiliates: KAM does not share personal information, including information about your credit worthiness, with our affiliates for their everyday business purposes.

•        For use by affiliates to market to you: KAM does not share personal information with affiliates so that they can market to you.

•        For use by nonaffiliates to market to you: KAM does not share personal information with nonaffiliates so that they can market to you.

U.S. Federal law gives you the right to limit sharing of your personal information only for use (i) by affiliates everyday business purposes (information about your creditworthiness), (ii) by affiliates to market to you, and (iii) by nonaffiliates to market to you. U.S. State laws and individual companies may give you additional rights to limit sharing.

How We Protect Your Personal Information

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Definitions

Affiliates: Companies related by common ownership or control. They can be financial and nonfinancial companies. KAM does not share with our affiliates, except to provide you products and services that meet your financial needs.

Nonaffiliates: Companies not related by common ownership or control. They can be financial and nonfinancial companies. KAM does not share with nonaffiliates so they can market to you.

Joint Marketing: A formal agreement between nonaffiliated financial companies that together market financial products and services to you. KAM does not jointly market.

ANNEX A

KKR Financial Holdings LLC

KKR Strategic Capital Fund, L.P.

KKR Strategic Capital Fund MRO Trust

KKR Strategic Capital Fund STRO Trust

KKR Strategic Capital Institutional Fund, Ltd.

KKR Strategic Capital Overseas Fund MRO Ltd.

KKR Strategic Capital Overseas Fund STRO Ltd.

KKR Strategic Capital Overseas Fund, Ltd.

KKR Mezzanine Partners I L.P.

KKR Mezzanine Partners I Feeder L.P.

KKR Mezzanine Partners I Side-by-Side L.P.

KKR Mezzanine Partners Offshore Feeder I L.P.

KKR Equity Strategies L.P.

KKR Equity Strategies (Overseas) Limited

KKR Equity Strategies (Overseas) Ltd.

KKR Lending Partners L.P.

KKR Lending Partners Private Investors L.P.

KKR Lending Partners Feeder L.P.

KKR - Keats Capital Partners L.P.

22

KKR - Milton Capital Partners L.P.

KKR - Milton Co-Investments L.P.

KKR Corporate Credit Partners L.P.

8 Capital Partners L.P.

KKR Floating Rate Fund L.P.

KKR Special Situations (Domestic) Fund L.P.

KKR Special Situations (Offshore) Fund L.P.

KKR Special Situations (Domestic) Feeder L.P.

KKR Special Situations (Offshore) Feeder L.P.

KKR Special Situations (Domestic) Fund Private Investors L.P.

KKR Special Situations (Offshore) Fund Private Investors L.P.

KKR Special Situations (TE) Feeder L.P.

KKR Alternative High Yield Fund

KKR Alternative Corporate Opportunities Fund

KKR Income Opportunities Fund

KKR-PBPR Capital Partners L.P.

KKR-VRS Credit Partners L.P.

KKR Mackellar Partners L.P.

KKR Credit Relative Value Private Investors L.P.

KKR Credit Relative Value (Overseas) Limited

KKR Credit Relative Value L.P.

KKR Credit Relative Value (Overseas) Intermediate L.P.

KKR Credit Relative Value Master Fund L.P.

KKR Credit Select (Domestic) Fund L.P.

23

KKR Alternative Corporate

Opportunities Fund

Annual Report

October 31, 2013

Alternative Corporate Opportunities Fund	October 31, 2013

Table of Contents

Management Discussion of Fund Performance	1
Performance Information	4
Schedule of Investments	5
Statement of Assets and Liabilities	12
Statement of Operations	13
Statement of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	27
Disclosure of Fund Expenses	28
Trustees and Officers	29
Additional Information	31
Privacy Notice	32

The KKR Alternative Corporate Opportunities Fund (the “Fund”) files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30 will be available (i) without charge, upon request, by calling 855-859-3943; and (ii) on the Commission’s website at http://www.sec.gov.

Management Discussion of Fund Performance

Annual Report

This report provides management’s discussion of fund performance for the KKR Alternative Corporate Opportunities Fund (the “Fund”). In our first annual report for the Fund, we look forward to updating you on some of the broad economic trends in both the United States and abroad and how they are impacting the investment environment in which the Fund operates.

Looking Back on the Markets

We launched the Fund last year amidst a market backdrop which was increasingly driven by policymaking by elected officials and central bank officials across the globe. We believe this has been a steady theme in the aftermath of the global financial crisis of 2007-2009. The European Central Bank (“ECB”) President Mario Draghi’s “bumble bee” speech in July 2012, in which he indicated that the ECB was ready to do whatever it takes to preserve the euro, launched a risk rally that gained momentum throughout the second half of 2012. Today, we find the search for yield continues against a backdrop of exceptionally low interest rates and repeated injections of liquidity through central bank asset purchases around the world. The end of 2012 saw the United States reach a last-minute political deal to avert a fiscal crisis, and in October 2013, a two-week shutdown of the federal government resulted in extending the debt ceiling to February 7, 2014.

Nonetheless, we believe the U.S. economy will continue to press forward with modest GDP growth. The Federal Reserve has signaled continued accommodative policy, suppressing views that intermediate-term rates would rise quickly and thereby extending the constructive macroeconomic environment for risk assets. We continue to see attractive value in credit products on a relative basis and believe high yield and spread products stand to benefit from the Federal Reserve’s renewed accommodative monetary policy.

Most recently, after seeing the Chicago Board Options Exchange Market Volatility Index (“VIX”) soar 32.76% in the second quarter, volatility flat-lined in the third quarter with the VIX returning -1.54%. Investors looking for yield have reacted by turning to the bond markets. Additionally, we have witnessed a resurgence of high yield ETFs in recent months, with approximately $10 billion added in the 10-week period ended October 23, 2013. Flows for loans followed a similar pattern to high yield ETFs throughout the third quarter, although October did see the pace of retail inflows taper with lessening rate concerns. The period of June through October saw $23.3 billion enter the loan asset class, with weekly inflows of slightly more than +$600 million in October alone.(1)

Fund Performance

The Fund is a non-diversified, closed-end management investment company. The Fund seeks to achieve its investment objective primarily by focusing on corporate opportunities and investing in fixed-income and equity securities with a credit-oriented point of view. The Fund seeks to tactically and dynamically allocate capital across companies’ capital structures where KKR Asset Management LLC (the “Adviser”) believes its rigorous due diligence process has identified compelling investment opportunities. These investment opportunities generally arise where the Adviser has identified one of the following three broad investment strategies: issuer distress, event-driven misvaluations of securities, or capital market inefficiencies.

The Fund commenced operations on November 1, 2012. The following represents full-year performance and portfolio characteristics as of October 31, 2013:

As of the year ended October 31, 2013, the Fund held 43.2% of its net assets in high yield corporate debt, 31.2% of its net assets in first and second lien leveraged loans, 6.1% of its net assets in common stock and 6.2% of its net assets in preferred stock. The Fund’s 101 investments represented obligations and equity interests in 80 companies diversified across 18 distinct industries. The top ten issuers represented 42.2% of the total holdings in the Fund while the top five industry groups represented 56.9% of the Fund’s total

(1) Source: JP Morgan High Yield and Leveraged Loan Research as of November 1, 2013.

holdings. 77.0% of the Fund’s holdings represented investments in U.S. companies. The Fund’s Securities and Exchange Commission (“SEC”) 30-day yield as of October 31, 2013 was 4.58% and the Fund’s duration was approximately five years.

For the fiscal year ended October 31, 2013, the Fund’s returns were 10.46%. During the same period, the Barclays U.S. Aggregate Bond Index and the Bank of America Merrill Lynch Global High Yield Index returned -0.95% and 9.89%, respectively.

Business Updates

On October 18, 2013, KKR & Co L.P. (together with the Fund’s Adviser and its other affiliates, “KKR”) announced a transaction to acquire 100% of Avoca Capital (“Avoca”), a leading European credit manager with approximately €6 billion/$8 billion of assets under management across 21 funds and separate accounts. Avoca was established in 2002 and operates across five European credit strategies including Senior Secured Loans, Credit Opportunities, Long/Short Credit, Global Convertible Bonds, Structured and Illiquid Credit. We believe Avoca’s investment philosophy complements that of the Adviser, and the acquisition represents a significant expansion of KKR’s capabilities in the rapidly growing market for European public credit. We believe that the Avoca acquisition could offer an incremental source of investment ideas for the Fund. We believe this acquisition, expected to close in the first quarter of 2014, offers exciting investment opportunities for KKR as a whole.

We thank you for your partnership and continued investment in the Fund. We look forward to continued communications and will keep you apprised of the progress of the Fund specifically and the leveraged finance market place generally. Information about the Fund is available on our website at kkrfunds.com.

Disclosures

The Bank of America Merrill Lynch Global High Yield Index tracks the performance of USD, EUR, GBP and CAD-denominated below investment grade corporate debt publicly issued in the major domestic or Eurobond markets. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of USD 100 million, EUR 100 million, GBP 50 million or CAD 100 million. Original issue zero coupon bonds, Eurodollar bonds, 144a securities (with and without registration rights), and pay-in-kind securities (including toggle notes) are included in the index. Callable perpetual securities are included provided they are at least one year from the first call date. Fixed-to-floating rate securities are included provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. Contingent capital securities, including those with automatic principal write-down provisions, are included in the index provided they do not have an automatic common equity conversion, unless the conversion is activated by a regulatory authority in which case they are included. Other hybrid capital securities, such as those that potentially convert into preference shares, those with both cumulative and non-cumulative coupon deferral provisions, and those with alternative coupon satisfaction mechanisms, are also included in the index. Securities issued or marketed primarily to retail investors, equity-linked securities, securities in legal default, hybrid securitized corporates, taxable and tax-exempt U.S. municipal securities and DRD-eligible securities are excluded from the index.

Index constituents are capitalization-weighted based on their current amount outstanding times the market price plus accrued interest. Accrued interest is calculated assuming next-day settlement. Cash flows from bond payments that are received during the month are retained in the index until the end of the month and then are removed as part of the rebalancing. Cash does not earn any reinvestment income while it is held in the index. The index is rebalanced on the last calendar day of the month, based on information available up to and including the third business day before the last business day of the month. No changes are made to constituent holdings other than on month end rebalancing dates.

The Barclays U.S. Aggregate Bond Index is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index.

The Chicago Board Options Exchange (CBOE) Volatility Index (VIX) reflects the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options. The VIX reflects the market’s estimate of future volatility, based on the weighted average of the implied volatilities for a wide range of strikes. The first and second month expirations are used until 8 days from expiration, then the second and third are used.

It is not possible to invest directly in an index.

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. The Fund’s Adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the Adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. An investment in the Fund involves risk, including the loss of principal. For a discussion of the Fund’s risks, see Risk Considerations, Note 3 to the financial statements. Call 855-859-3943 or visit www.kkrfunds.com for performance results current to the most recent calendar quarter-end.

Must be preceded or accompanied by a prospectus.

The Fund is non-diversified. The Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Shares of closed-end funds are subject to investment risks, including the possible loss of principal. The Fund intends to invest in securities and other obligations of companies that are experiencing significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings which involve a substantial degree of risk, require a high level of analytical sophistication for successful investment and active monitoring. The Fund may invest without limit in securities that, at the time of investment, are illiquid. The value of investments will fluctuate in response to among many factors affecting the particular company, as well as broader market and economic condition. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic orpolitical instability in other nations.

The Fund’s investments in expectation of a specific event or catalyst can result in losses if the event fails to occur or it does not have the effect foreseen. Investments in various types of debt securities and instruments may be unsecured or unrated, are subject to the risk of non-payment, and may have speculative characteristics. Investments in below investment grade (commonly referred to as “junk” or high-yield) instruments may be particularly susceptible to economic downturns, which could cause losses. The Fund may invest in illiquid and restricted securities that may be difficult to dispose of at a fair price when the Fund believes it is desirable to do so. Derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund. The Fund’s investments in securities or other instruments of non-U.S. issuers or borrowers may be traded in undeveloped, inefficient and less liquid markets and may experience greater price volatility and changes in value. The use of leverage by the Fund managers may accelerate the velocity of potential losses. The risk of loss from a short sale is unlimited because the Fund must purchase the shorted security at a higher price to complete the transaction and there is no upper limit for the security price. The use of options, swaps, and derivatives by the Fund has the potential to significantly increase the Fund’s volatility. Bond and bond funds generally decrease in value as interest ratesrise. Mortgage-backed securities are subject to prepayment risk and extension risk and therefore react differently to changes in interest rates than other bonds. Small movements in interest rates may quickly and significantly reduce the value of certain mortgage-backed securities.

Performance Information

Average Annual Total Returns Year Ended October 31, 2013	Since Inception (11/1/2012)

KKR Alternative Corporate Opportunities Fund	10.46%
Barclays U.S. Aggregate Bond Index	(0.95)%
BofA Merrill Lynch Global High Yield Index	9.89%

Schedule of Investments

	Par†		Value
HIGH YIELD SECURITIES - 43.2%
Banks - 2.2%
SquareTwo Financial Corp.
11.625%, 04/01/2017	820,000		$867,150

Capital Goods - 4.0%
Bombardier, Inc.
6.125%, 01/15/2023 (a) (j)	28,000		28,350
Builders FirstSource, Inc.
7.625%, 06/01/2021 (a)	313,000		325,520
Great Lakes Dredge & Dock Corp.
7.375%, 02/01/2019	37,000		38,018
Jeld-Wen Escrow Corp.
12.250%, 10/15/2017 (a)	295,000		337,037
Maxim Crane Works LP (Maxim Finance Corp.)
12.250%, 04/15/2015 (a)	366,000		376,980
New Enterprise Stone & Lime Co., Inc.
13.000%, 03/15/2018 (d)	461,890		484,984
			1,590,889
Consumer Durables & Apparel - 4.2%
Algeco Scotsman Global Sarl
10.750%, 10/15/2019 (a) (j)	317,000		328,888
Hot Topic, Inc.
9.250%, 06/15/2021 (a)	1,257,000		1,316,707
			1,645,595
Consumer Services - 0.9%
Education Management Corp.
15.000%, 07/01/2018	319,921		347,114

Diversified Financials - 0.2%
FTI Consulting, Inc.
6.000%, 11/15/2022	60,000		61,200

Health Care Equipment & Services - 1.2%
CRC Health Group, Inc.
10.750%, 02/01/2016	70,000		70,350
IMS Health, Inc.
7.375%, 09/01/2018 (a) (d)	36,000		37,215
Select Medical Corp.
6.375%, 06/01/2021	382,000		368,630
			476,195
Insurance - 3.5%
Ambac Assurance Corp.
5.100%, 06/07/2020 (a)	341,000		303,490
Towergate Finance PLC
10.500%, 02/15/2019 (a) (j)	GBP	646,000	1,098,160
			1,401,650
Materials - 7.5%
American Rock Salt Co. LLC
8.250%, 05/01/2018 (a)	1,020,000		989,400
Cemex Materials LLC
7.700%, 07/21/2025 (a)	830,000		875,650

See notes to financial statements.

	Par†		Value
HIGH YIELD SECURITIES - 43.2% (continued)
Materials - 7.5% (continued)
Cemex SAB de CV
9.500%, 06/15/2018 (a) (j)	59,000		$67,112
Kerling PLC
10.625%, 02/01/2017 (a) (j)	EUR	169,000	244,376
Kleopatra Acquisition Corp.
11.000%, 08/15/2017 (a) (d)	EUR	363,000	539,687
Pinnacle Agriculture Holdings LLC
9.000%, 11/15/2020 (a)	252,000		263,340
			2,979,565
Media - 6.6%
Catalina Marketing Corp.
N/A, 11/15/2015 (a) (e)	985,000		805,237
Cequel Communications Holdings LLC
5.125%, 12/15/2021 (a)	22,000		21,340
Charter Communications, Inc.
6.625%, 01/31/2022	75,000		77,625
Good Sam Enterprises LLC
11.500%, 12/01/2016 (f) (g)	470,000		512,300
Intelsat Jackson Holdings SA
5.500%, 08/01/2023 (a) (j)	163,000		157,295
Norcell Sweden Holding 2 AB
10.750%, 09/29/2019 (a) (j)	EUR	322,000	484,196
TL Acquisitions, Inc.
11.500%, 04/15/2020 (a) (f) (g) (h) (i)	748,000		553,520
			2,611,513
Retailing - 5.8%
Gymboree Corp.
9.125%, 12/01/2018	419,000		405,383
J.C. Penney Corp., Inc.
7.950%, 04/01/2017	5,000		4,025
7.650%, 08/15/2016	21,000		17,167
7.625%, 03/01/2097	5,000		3,325
7.400%, 04/01/2037	1,147,000		779,960
6.375%, 10/15/2036	676,000		452,920
5.650%, 06/01/2020	152,000		113,430
The Bon-Ton Department Stores, Inc.
8.000%, 06/15/2021	537,000		506,123
			2,282,333
Software & Services - 3.6%
CompuCom Systems, Inc.
7.000%, 05/01/2021 (a)	39,000		38,415
Epicor Software Corp.
9.000%, 06/15/2018 (a) (d)	852,000		873,300
iPayment Investors LP
10.250%, 05/15/2018	670,000		515,900
			1,427,615
Technology Hardware & Equipment - 2.0%
Artesyn Technologies, Inc.
9.750%, 10/15/2020 (a)	114,000		117,420
Avaya, Inc.
9.000%, 04/01/2019 (a)	146,000		146,730

See notes to financial statements.

	Par†		Value
HIGH YIELD SECURITIES - 43.2% (continued)
Technology Hardware & Equipment - 2.0% (continued)
CommScope, Inc.
6.625%, 06/01/2020 (a) (d)	466,000		$476,485
Live Nation Entertainment, Inc.
7.000%, 09/01/2020 (a)	55,000		58,437
			799,072
Telecommunication Services - 1.3%
GCI, Inc.
8.625%, 11/15/2019	87,000		92,438
6.750%, 06/01/2021	279,000		269,932
Sprint Corp.
7.875%, 09/15/2023 (a)	111,000		120,435
T-Mobile USA, Inc.
6.625%, 11/15/2020	19,000		20,093
			502,898
Utilities - 0.2%
Calpine Corp.
5.875%, 01/15/2024 (a)	58,000		58,145

TOTAL HIGH YIELD SECURITIES (amortized cost $16,898,644)			17,050,934

LEVERAGED LOANS - 31.2%
Capital Goods - 8.3%
Data Device Corp., TL 1L B 06/12
8.000%, 07/11/2018 (b)	12,860		12,699
Quinn Group Ltd., TL 1L A1 12/11
6.992%, 12/02/2016 (b) (g) (j)	EUR	410,953	489,156
Wheelabrator Allevard SA, TL 1L B1 07/05
5.492%, 05/29/2015 (b) (g) (j)	EUR	885,039	913,266
Wheelabrator Allevard SA, TL 1L B2 07/05
3.617%, 05/29/2015 (b) (g) (j)	EUR	118,218	121,989
Wheelabrator Allevard SA, TL 1L B4 07/05
3.617%, 05/29/2015 (b) (g) (j)	EUR	104,304	107,631
Wheelabrator Allevard SA, TL 1L B5 07/05
3.617%, 05/29/2015 (b) (g) (j)	EUR	263,705	272,116
Wheelabrator Allevard SA, TL 1L C1 07/05
4.117%, 05/31/2016 (b) (g) (j)	EUR	885,039	913,266
Wheelabrator Allevard SA, TL 1L C2 07/05
4.117%, 07/29/2014 (b) (g) (j)	EUR	75,691	78,105
Wheelabrator Allevard SA, TL 1L C4 07/05
4.117%, 05/31/2016 (b) (g) (j)	EUR	104,304	107,631
Wheelabrator Allevard SA, TL 1L C5 07/05
4.117%, 05/31/2016 (b) (g) (j)	EUR	263,705	272,116
			3,287,975
Consumer Durables & Apparel - 5.2%
Algeco Scotsman Global Sarl, TL PIK 04/13
15.750%, 05/01/2018 (d) (g) (j)	1,110,608		1,092,560
Easton-Bell Sports, Inc., TL 1L PIK 11/06
11.500%, 12/31/2015 (d) (g)	947,404		947,404
			2,039,964
Consumer Services - 2.2%
American Casino & Entertainment Properties LLC, TL 2L 07/13
11.250%, 01/03/2020 (b)	595,595		614,952

See notes to financial statements.

	Par†	Value
LEVERAGED LOANS - 31.2% (continued)
Consumer Services - 2.2% (continued)
Education Management Corp., TL 1L C3 02/07
8.250%, 03/30/2018 (b)	272,006	$273,366
		888,318
Energy - 0.5%
Willbros United States Holding, Inc., TL 1L B 07/13
11.000%, 08/05/2019 (b)	183,270	185,866

Food, Beverage & Tobacco - 1.9%
Arysta Lifescience SPC LLC, TL 2L 05/13
8.250%, 11/30/2020 (b) (j)	584,728	588,988
CSM Bakery Products, TL 2L 07/13
8.500%, 07/03/2021 (b)	163,962	165,670
		754,658
Health Care Equipment & Services - 0.2%
CHG Healthcare Services, Inc., TL 2L 11/12
9.000%, 11/19/2020 (b)	76,177	77,573

Insurance - 1.2%
Sedgwick Claims Management Service, Inc., TL 2L 06/13
8.000%, 12/12/2018 (b)	355,615	362,283
StoneRiver Holdings, Inc., TL 2L 05/13
8.500%, 05/30/2020 (b)	109,185	110,550
		472,833
Materials - 0.1%
Continental Building Products LLC, TL 2L 07/13
8.500%, 02/26/2021 (b)	56,980	57,265

Media - 4.2%
Learfield Communications, Inc., TL 2L 10/13
8.750%, 10/08/2021 (b)	15,300	15,644
NEP Broadcasting LLC, TL 2L 01/13
9.500%, 07/22/2020 (b)	24,972	25,744
TL Acquisitions, Inc., TL 1L 07/07
4.750%, 07/03/2014 (b) (f) (g) (h) (i)	1,829,081	1,350,100
TL Acquisitions, Inc., TL 1L B Ext 07/07
7.750%, 07/05/2017 (b) (f) (g) (h) (i)	349,361	257,437
		1,648,925
Retailing - 1.4%
Guitar Center, Inc., TL 1L Ext 10/07
6.370%, 04/09/2017 (b)	73,421	71,524
Hudson’s Bay Co., TL 2L 10/13
8.250%, 10/07/2021 (b) (j)	103,135	106,165
J.C. Penney Corp., Inc., TL 1L 05/13
6.000%, 05/22/2018 (b)	40,360	39,146
The J Jill Group, Inc., TL 1L 04/11
10.000%, 04/29/2017 (b) (g)	334,607	334,607
		551,442
Software & Services - 3.5%
Digital Insight Corporation, TL 2L 08/13
8.750%, 08/01/2020 (b) (g)	11,443	11,538
EZE Castle Software, Inc., TL 2L 04/13
8.750%, 04/05/2021 (b)	181,207	184,303

See notes to financial statements.

	Par†	Value
LEVERAGED LOANS - 31.2% (continued)
Software & Services - 3.5% (continued)
Infor Global Solutions European Finance Sarl, TL PIK 03/07
12.875%, 05/05/2017 (d)	73,600	$77,832
iPayment Investors LP, TL 1L B 05/11
6.750%, 05/08/2017 (b)	239,790	234,395
P2 Energy Solutions, Inc., TL 2L 10/13
N/A, 04/30/2021 (b) (c)	111,260	112,372
RedPrairie Corporation, TL 2L 12/12
11.250%, 12/21/2019 (b)	309,127	320,719
Travelport LLC, TL 1L 06/13
6.250%, 06/26/2019 (b)	306,282	312,759
Travelport LLC, TL 2L 04/13
9.500%, 01/31/2016 (b)	123,773	128,673
		1,382,591
Technology Hardware & Equipment - 1.0%
Websense, Inc., TL 2L 06/13
8.250%, 12/24/2020 (b)	381,546	382,977

Telecommunication Services - 1.5%
Integra Telecom Holdings, Inc., TL 2L 02/13
9.750%, 02/21/2020 (b)	540,353	557,634
Lightower Fiber LLC, TL 2L 04/13
8.000%, 04/12/2021 (b)	42,831	43,580
		601,214

TOTAL LEVERAGED LOANS (amortized cost $11,651,470)		12,331,601

	Shares
COMMON STOCKS - 6.1%
Automobiles & Components - 0.7%
General Motors Co.	7,673	283,517

Capital Goods - 0.8%
Great Lakes Dredge & Dock Corp.	40,000	324,800

Health Care Equipment & Services - 1.8%
Amedisys, Inc.	42,053	684,623
Gentiva Health Services, Inc. (f) (g) (i)	3,653	41,827
		726,450
Insurance - 1.1%
Assured Guaranty Ltd. (j)	20,220	414,510

Materials - 1.1%
Stillwater Mining Co.	41,570	453,529

Software & Services - 0.1%
Verint Systems, Inc.	959	35,022

Technology Hardware & Equipment - 0.2%
Comverse, Inc.	2,183	68,939

See notes to financial statements.

	Shares	Value
COMMON STOCKS - 6.1% (continued)
Utilities - 0.3%
U.S. Power Generating Co.	15,868	$107,268

TOTAL COMMON STOCKS (cost $2,060,599)		2,414,035

PREFERRED STOCKS - 6.2%
Banks - 2.5%
Federal Home Loan Mortgage Corp., Series Z
8.375% (i)	67,863	481,149
Federal National Mortgage Association, Series S
8.250% (i)	73,256	520,850
		1,001,999
Household & Personal Products - 3.7%
Harbinger Group, Inc.
8.000% (g)	916	1,463,768

TOTAL PREFERRED STOCKS (cost $1,933,816)		2,465,767

TOTAL INVESTMENTS (amortized cost $32,544,529) - 86.7%		34,262,337
OTHER ASSETS EXCEEDING LIABILITIES, NET - 13.3%		5,264,548
NET ASSETS - 100.0%		$39,526,885

†                                         In U.S. Dollars unless otherwise indicated.

(a)                                 Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold to qualified institutional buyers in transactions exempt from registration. The value of these securities as of October 31, 2013 was $11,042,871 and represented 27.9% of net assets.

(b)                                 Variable rate security, the coupon rate shown is the effective rate as of October 31, 2013.

(c)                                  Unsettled bank loan. Interest rate not available as of October 31, 2013.

(d)                                 Represents payment-in-kind security which may pay interest/dividend in additional par/shares.

(e)                                  Zero coupon security.

(f)                                   Security considered restricted due to the Adviser’s knowledge of material non-public information. The value of these securities as of October 31, 2013 was $2,715,184 and represented 6.9% of net assets.

(g)                                  Security considered illiquid, as defined by the Securities and Exchange Commission. The total value of these securities as of October 31, 2013 was $9,840,337 and represented 24.9% of net assets.

(h)                                 Security in default.

(i)                                     Non-income producing security.

(j)                                    Non-U.S. security.

EUR                      Euro

GBP                       Great British Pound

The following are the details of the restricted securities held by the Fund:

					% of
		Acquisition	Amortized		Net
	Par/Shares	date(s)	Cost	Value	Assets
Gentiva Health Services, Inc.	3,653	07/03/2013 – 07/09/2013	$32,456	$41,827	0.1%
Good Sam Enterprises LLC, 11.500%, 12/01/2016	470,000	11/15/2012 - 04/10/2013	498,653	512,300	1.3%

See notes to financial statements.

	Par	Acquisition date(s)	Amortized Cost	Value	% of Net Assets
TL Acquisitions, Inc., 11.500%, 04/15/2020	748,000	11/09/2012- 03/22/2013	$589,891	$553,520	1.4%
TL Acquisitions, Inc., TL 1L 07/07, 4.750%, 07/03/2014	1,829,081	11/09/2012- 06/04/2013	1,441,155	1,350,100	3.4%
TL Acquisitions, Inc, TL 1L B Ext 07/07, 7.750%, 07/05/2017	349,361	03/06/2013- 05/09/2013	264,844	257,437	0.7%

Country Weightings
(% of Net Assets)

United States	66.7%
France	7.1%
Luxembourg	4.0%
United Kingdom	3.4%
Japan	1.5%
Sweden	1.2%
Ireland	1.2%
Bermuda	1.1%
Canada	0.3%
Mexico	0.2%
86.7%
Other Assets Exceeding Liabilities, Net	13.3%
100.0%

The list of the open forward foreign currency contracts held by the Fund as of October 31, 2013 is as follows:

					Unrealized
Settlement	Currency to		Currency to		Appreciation
Date	Deliver		Receive		(Depreciation)
1/10/2014	EUR	1,330,000	USD	1,805,993	$(25,731)
1/10/2014	GBP	548,000	USD	878,173	2,299
					$(23,432)

A summary of the counterparties for the open forward foreign currency contracts held by the Fund at October 31, 2013 is as follows:

				Unrealized
	Settlement	Currency to	Currency to	Appreciation
Counterparty	Date	Deliver	Receive	(Depreciation)
JPMorgan Chase & Co.	1/10/2014	$(2,660,734)	$2,684,166	$(23,432)

See notes to financial statements.

Statement of Assets and Liabilities

Assets
Investments, at value (amortized cost $32,544,529)	$34,262,337
Cash and cash equivalents	7,759,362
Unrealized appreciation on forward foreign currency contracts	2,299
Receivable for investments sold	915,911
Interest receivable	567,104
Receivable from Adviser	115,124
Prepaid expenses	14,256
Total assets	43,636,393
Liabilities
Payable for investments purchased	3,956,137
Unrealized depreciation on forward foreign currency contracts	25,731
Trustees’ fees	3,002
Administration fees	17,131
Other accrued expenses	107,507
Total liabilities	4,109,508
Net assets	$39,526,885
Net Assets
Paid-in capital — (100,000,000 shares authorized — $0.001 par value)	$37,397,515
Accumulated net investment income	87,133
Accumulated net realized gain on investments, written option, forward foreign currency contracts and foreign currency transactions	409,454
Net unrealized appreciation on investments, forward foreign currency contracts, foreign currency contracts and deferred Trustees’ fees	1,632,783
Net assets	$39,526,885
Net asset value, price per share ($39,526,885 ÷ 3,697,411 shares)	$10.69

See notes to financial statements.

Statement of Operations

For the year ended October 31, 2013*

Investment income
Interest income	$1,647,926
Dividend income	56,758
Other income	774
Total investment income	1,705,458
Expenses
Offering costs	497,534
Investment advisory fees	375,671
Legal fees	351,000
Administration fees	78,118
Shareholder reporting expense	76,858
Trustees’ fees	63,255
Transfer agency fees	48,524
Audit and tax fees	42,154
Custodian fees	16,554
Registration fees	11,363
Other expenses	46,572
Total expenses	1,607,603
Less
Investment advisory fees waived	(375,671)
Expenses reimbursed by Adviser	(721,159)
Net expenses	510,773
Net investment income	1,194,685
Net realized gain (loss) on
Investments	458,817
Written option	4,201
Forward foreign currency contracts and foreign currency transactions	(89,969)
Net change in unrealized appreciation (depreciation) on
Investments	1,539,701
Forward foreign currency contracts and foreign currency transactions	93,246
Deferred Trustees’ fees	(164)
Net realized and unrealized gain on investments, forward foreign currency contracts, written option, foreign currency transactions and deferred Trustees’ fees	2,005,832
Net increase in net assets resulting from operations	$3,200,517

* Commenced operations on November 1, 2012.

See notes to financial statements.

Statement of Changes in Net Assets

Year Ended October 31, 2013*
Operations
Net investment income	$1,194,685
Net realized gain on investments, written option, forward foreign currency contracts and foreign currency transactions	373,049
Net change in unrealized appreciation on investments, forward foreign currency contracts, foreign currency transactions and deferred Trustees’ fees	1,632,783
Net increase in net assets resulting from operations	3,200,517
Dividends to shareholders from
Net investment income	(1,071,147)
Total dividends	(1,071,147)
Capital transactions(1)
Proceeds from shares issued	37,297,515
Net increase in net assets from capital shares transactions	37,297,515
Net increase in net assets	39,426,885
Net assets
Beginning of year	100,000
End of year	$39,526,885
Accumulated net investment income	$87,133

* Commenced operations on November 1, 2012.

(1) For Capital Share Transactions, see Note 5 in the notes to the financial statements.

See notes to financial statements.

Financial Highlights

Year Ended October 31, 2013*
Per share operating performance
Net asset value, beginning of year	$10.00
Income from operations (1)
Net investment income	0.41
Net realized and unrealized gain	0.62
Total income from operations	1.03
Dividends from Net investment income	(0.34)
Total dividends	(0.34)
Net asset value, end of year #	$10.69
Total return	10.46%
Ratios to average net assets
Expenses, after management fees waived and expenses reimbursed by Adviser	1.70%
Expenses, before management fees waived and expenses reimbursed by Adviser	5.34%
Net investment income, after management fees waived and expenses reimbursed by Adviser	3.97%
Net investment income, before management fees waived and expenses reimbursed by Adviser	0.33%
Supplemental data
Net assets, end of year (000’s)	$39,527
Portfolio turnover rate	93.53%

(1)   Per share calculations were performed using average shares.

*      Commenced operations on November 1, 2012.

#      The net asset value of the Fund is also the market price of the Fund.

See notes to financial statements.

Notes to Financial Statements

1. Organization

KKR Alternative Corporate Opportunities Fund (the “Fund”) was organized on July 16, 2012 as a statutory trust under the laws of the state of Delaware. The Fund is a closed-end management investment company. The Fund commenced operations on November 1, 2012. The Fund’s investment objective is to generate an attractive total return consisting of a high level of current income and capital appreciation. The Fund is non-diversified for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”). KKR Asset Management LLC serves as the Fund’s investment adviser (the “Adviser”).

KKR Alternative Opportunities Fund P, an affiliated fund of the Adviser, invests substantially all of its assets in the Fund.

2. Summary of Significant Accounting Policies

Basis of Presentation — The accompanying financial statements are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are stated in United States (“U.S.”) dollars. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in these financial statements. Actual results could differ from those estimates.

Valuation of Investments — The Board of Trustees (the “Board”) of the Fund has adopted valuation policies and procedures to ensure investments are valued in a manner consistent with GAAP as required by the 1940 Act. The Board has delegated primary responsibility in ensuring these valuation policies and procedures are followed, including those relating to fair valuation, to the Adviser.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity for disclosure purposes. Assets and liabilities recorded at fair value on the Statement of Assets and Liabilities are categorized based upon the level of judgment associated with the inputs used to measure their value. Hierarchical levels, as defined under GAAP, are directly related to the amount of subjectivity associated with the inputs to fair valuations of these assets and liabilities, and are as follows:

Level 1 — Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

The type of assets generally included in this category is common stock listed in active markets.

Level 2 — Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar instruments in active markets, and inputs other than quoted prices that are observable for the asset or liability.

The types of assets and liabilities generally included in this category are high yield securities, leveraged loans, common and certain preferred stock not actively traded and financial instruments classified as derivatives.

Level 3 — Inputs are unobservable inputs for the asset or liability, and include situations where there is little, if any, market activity for the asset or liability.

The types of assets generally included in this category are leveraged loans and certain preferred stock not actively traded.

A significant decrease in the volume and level of activity for the asset or liability is an indication that transactions or quoted prices may not be representative of fair value because in such market conditions there may be increased instances of transactions that are not orderly. In those circumstances, further analysis of transactions or quoted prices is needed, and a significant adjustment to the transactions or quoted prices may be necessary to estimate fair value.

The availability of observable inputs can vary depending on the financial asset or liability and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market, and the current market condition. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for instruments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the asset. The variability of the observable inputs affected by the factors described above may cause transfers between Levels 1, 2 and/or 3, which the Fund recognizes at the beginning of the reporting period the inputs change.

Many financial assets and liabilities have bid and ask prices that can be observed in the marketplace. Bid prices reflect the highest price that the Fund and others are willing to pay for an asset. Ask prices represent the lowest price that the Fund and others are willing to accept for an asset. For financial assets and liabilities with inputs that are based on bid-ask prices, the Fund does not require that fair value always be a predetermined point in the bid-ask range. The Fund’s policy is to allow for mid-market pricing and adjust to the point within the bid-ask range that meets the Fund’s best estimate of fair value.

Depending on the relative liquidity in the markets for certain assets, the Fund may transfer assets to Level 3 if it determines that observable quoted prices, obtained directly or indirectly, are not available. The valuation techniques used for the assets and liabilities that are valued using Level 3 of the fair value hierarchy are described below.

Leveraged Loan: Leveraged loans are initially valued at transaction price and is subsequently valued using market data for similar instruments (e.g., recent transactions or broker quotes), comparisons to benchmark, derivative indices or valuation models. Valuation models are based on yield analysis techniques, where the key inputs are based on relative value analysis, which incorporates similar instruments from similar issuers. In addition, an illiquidity discount is applied where appropriate.

Preferred Stock: Preferred stock is initially valued at transaction price and is subsequently valued using observable market prices, if available, or internally developed models in the absence of readily observable market prices. Valuation models are generally based on market and income (discounted cash flow) approaches, in which various internal and external factors are considered, or yield analysis techniques, where the key inputs are based on relative value analysis, which incorporates similar instruments from similar issuers. Factors include key financial inputs and recent public and private transactions for comparable investments. Key inputs used for the discounted cash flow approach include the weighted average cost of capital and assumed inputs used to calculate terminal values, such as earnings before interest, taxes, depreciation and amortization (“EBIDTA”) exit multiples. The fair value recorded for a particular investment will generally be within the range suggested by the two approaches. Upon completion of the valuations conducted, an illiquidity discount is applied where appropriate.

Valuation Process

The Adviser has a valuation committee (the “Valuation Committee”), whose members consist of the Adviser’s Head of Asset Management, Chief Financial Officer, General Counsel and certain other employees of the Adviser. The Valuation Committee is responsible for approving pricing sources and procedures and for oversight of the Adviser’s pricing practices, including determining the valuation of investments in circumstances where no external pricing data for an investment is available.

Investments are generally valued based on quotations from third party pricing services, unless such a quotation is unavailable or is determined to be unreliable or inadequately representing the fair value of the particular assets. In that case, valuations are based on either valuation data obtained from one or more other third party pricing sources, including broker dealers selected by the Adviser, or will reflect the Valuation Committee’s good faith determination of fair value based on other factors considered relevant. The valuation process involved in Level 3 measurements for assets and liabilities is completed monthly based on the methodology and assumptions that are used in estimating the value of the investment that are approved by the Valuation Committee on at least a monthly basis and is designed to subject the valuation of Level 3 investments to an appropriate level of consistency, oversight, and review. For assets classified as Level 3, the investment professionals of the Adviser are responsible for preliminary valuations based on various factors including their evaluation of financial and operating data, company specific developments, market valuations of comparable companies and model projections discussed above. All valuations are approved by the Valuation Committee.

The following table presents information about the Fund’s assets and liabilities measured on a recurring basis as of October 31, 2013, and indicates the fair value hierarchy of the inputs utilized by the Fund to determine such fair value:

	Level 1	Level 2	Level 3	Total
Investments and Cash Equivalent
High Yield Securities	$—	$17,050,934	$—	$17,050,934
Leveraged Loans	—	11,049,590	1,282,011	12,331,601
Common Stocks	2,306,767	107,268	—	2,414,035
Preferred Stocks	—	1,001,999	1,463,768	2,465,767
Cash Equivalent	7,745,175	—	—	7,745,175
Total Investments and Cash Equivalent	$10,051,942	$29,209,791	$2,745,779	$42,007,512

	Level 1	Level 2	Level 3	Total
Financial Derivative Instruments
Assets - Foreign Currency Contracts	$—	$2,299	$—	$2,299
Liabilities - Foreign Currency Contracts	—	(25,731)	—	(25,731)
Total Financial Derivative Instruments	$—	$(23,432)	$—	$(23,432)

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Leveraged Loans	Preferred Stock	Common Stock
Balance, beginning of the year	$—	$—	$—
Purchases	1,348,900	1,236,600	190
Sales and paydowns	(66,889)	—	(190)
Change in unrealized appreciation	—	227,168	—
Balance, end of the year	$1,282,011	$1,463,768	$—
Change in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$—	$227,168	$—

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting year ended October 31, 2013. There were no transfers between levels during the reporting year ended October 31, 2013, based on the input level assigned under the hierarchy at the beginning of each reporting period.

The following table summarizes the quantitative inputs and assumptions used for items categorized as Level 3 assets as of October 31, 2013. The disclosures below also include qualitative information on the sensitivity of the fair value measurements to changes in the significant unobservable inputs.

Financial Asset	Fair Value as of October 31, 2013	Valuation Techniques	Unobservable Inputs	Ranges
Leveraged Loans	$1,282,011	Yield Analysis	Yield	10.7% - 12.6%
			Net Leverage	1.8x - 6.2x
			EBIDTA Multiple	5.0x - 9.5x

		Market
Preferred Stock	1,463,768	Comparables	EBIDTA Multiple	5.3x

The Adviser utilizes several unobservable pricing inputs and assumptions in determining the fair value of its Level 3 investments. These unobservable pricing inputs and assumptions may differ by security and in the application of the Fund’s valuation methodologies. The reported fair value estimates could vary materially if the Adviser had chosen to incorporate different unobservable pricing inputs and other assumptions or, for applicable investments, if the Adviser only used either the discounted cash flow methodology or the market comparables methodology instead of assigning a weighting to both methodologies. The unobservable inputs used to determine fair value of recurring Level 3 assets may have similar or diverging impacts on valuation. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurement.

For the year ended of October 31, 2013, there have been no significant changes to the Fund’s fair value methodologies.

Investment Transactions — Investment transactions are accounted for on the trade date, the date the order to buy or sell is executed. Amortization and accretion is calculated using the effective interest method over the holding period of the investment. Realized gains and losses are calculated on the specific identified cost basis.

Cash and Cash Equivalents — Cash and cash equivalents includes cash on hand, cash held in banks and highly liquid investments with original maturities of three or fewer months.

Restricted Cash — Restricted cash represents amounts that are held by third parties under certain of the Fund’s derivative transactions. Such cash is excluded from cash and cash equivalents in the Statement of Assets and Liabilities. Interest income earned on restricted cash is recorded in other income on the Statement of Operations.

Foreign Currency Transactions — The books and records of the Fund are maintained in U.S. dollars. All investments denominated in foreign currency are converted to the U.S. dollar using prevailing exchange rates at the end of the reporting period. Income, expenses, gains and losses on investments denominated in foreign currency are converted to the U.S. dollar using the prevailing exchange rates on the dates when the transactions occurred.

The Fund bifurcates that portion of the results of operations resulting from changes in foreign exchange rates on investments and interest from the fluctuations arising from changes in market prices of securities held.

Derivative Contracts — The Fund may utilize option contracts or other permissible financial intermediaries. Option contract transactions may be transacted on security exchanges or in the over-the-counter market. When option contracts are purchased over-the-counter, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Option contracts may also be illiquid and, in such cases, the Fund may have difficulty closing out its position. Over-the-counter option contracts also may include options on baskets of specific securities. The Fund may purchase and sell call and put options on specific securities and stock indices listed on national security exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes in seeking to achieve the investment objectives of the Fund.

A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A covered call option is a call option with respect to which the seller of the option owns the underlying security. The sale of such an option exposes the seller during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on the books or with a custodian to fulfill the obligation undertaken. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while depriving the seller of the opportunity to invest the segregated assets.

For the year ended October 31, 2013, the Fund entered into written option transactions which are summarized as follows:

		Premiums
	Contracts	Received
Balance, beginning of year	—	$—
Written	233	18,640
Closed	(233)	(18,640)
Balance, end of year	—	$—

The Fund enters into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized gains/losses until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency.

For the year ended October 31, 2013, the total amount of forward foreign currency contracts, as presented in the Schedule of Investments is representative of the volume of activity for the year.

As of October 31, 2013, and for the year ended October 31, 2013, the Fund had the following derivatives exposure, grouped in the following risk categories:

Statement of Assets	Derivative	Derivative
and Liabilities Location	Assets	Liabilities

Foreign exchange contracts
Unrealized appreciation/(depreciation) on forward foreign currency contracts	$2,299	$25,731
	$2,299	$25,731

Statement of Operations Location	Realized Gain/(Loss)	Net Change in Unrealized Appreciation (Depreciation)
Equity contracts
Written options	$4,201	$—
	$4,201	$—
Foreign exchange contracts
Forward foreign currency contracts	$(84,807)	$(23,432)
	$(84,807)	$(23,432)

Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly and distributable net realized capital gains, if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Early Repurchase Charge - A shareholder who tenders for repurchase of shares during the first year following such shareholder’s initial purchase will be subject to a fee of 2.00% of the value of the shares repurchased by the Fund, payable to the Fund (an “Early Repurchase Charge”). Early Repurchase Charges are recorded as an increase to paid-in capital. The Fund did not retain any early repurchase charges as of October 31, 2013.

Organization and Offering Costs — Organization costs of the Fund were paid by the Adviser while offering costs consisting of, among other things, the initial prospectus and registration of the Fund were paid by the Fund and amortized over the first 12 months of operations.

Income Taxes — The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and in conformity with the Regulated Investment Company Modernization Act of 2010. The Fund will not be subject to federal income tax to the extent the Fund satisfies the requirements under Section 851 of the Internal Revenue Code, including distributing substantially all of its gross investment company taxable income and capital gains to its shareholders based on the Fund’s fiscal year end of October 31.

In order to avoid imposition of the excise tax on undistributed income applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions for the open tax year (2013). However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities, on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of October 31, 2013 the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

Indemnifications — Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business, the Fund enters into contracts that contain a variety of representations and that provide general indemnifications. The Fund’s maximum liability exposure under these arrangements is unknown, as future claims that have not yet occurred may be made against the Fund. However, based on experience, management expects the risk of loss to be remote.

3. Risk Considerations

The Fund invests mainly in high yield securities, leveraged loans, preferred and common stock, and forward foreign currency contracts. These investments may involve certain risks, as discussed in the Fund’s prospectus, including, but not limited to, those described below:

Market Risk — Bond markets rise and fall daily. As with any investment with performance tied to these markets, the value of an investment in the Fund will fluctuate, which means that the shareholder could lose money.

Options Risk — The Fund also engages in trading of put and call options. Purchasing options involves the risk that the underlying instrument’s price does not change in the manner expected, so that the instrument loses value or expires worthless and the Fund can lose the amounts paid. Selling options, on the other hand, involves potentially greater risk because the Fund is exposed to the extent of the actual price movement in the underlying security.

Interest Rate Risk — Interest rates will rise and fall over time. During periods when interest rates are low, the Fund’s yield and total return also may be low. Changes in interest rates also may affect the Fund’s share price: a sharp rise in interest rates could cause the Fund’s share price to fall. The longer the Fund’s duration, the more sensitive to interest rate movements its share price is likely to be.

Credit Risk — The Fund is subject to the risk that a decline in the credit quality of an investment could cause the Fund to lose money or underperform. The Fund could lose money if the issuer or guarantor of an investment fails to make timely principal or interest payments or otherwise honor its obligations. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of over-the-counter instruments) and other instruments entered into directly by the Fund.

Liquidity Risk — A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

Prepayment and Extension Risk — The Fund’s investments are subject to the risk that the investments may be paid off earlier or later than expected. Either situation could cause the Fund to hold investments paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price.

High Yield Risk — High yield securities and unrated securities of similar credit quality (sometimes called junk bonds) that the Fund may invest in are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Foreign Investment Risk — The Fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates (the currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, the U.S. dollar will decline in value relative to the currency being hedged) or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.

Issuer Risk — The value of securities may decline for a number of reasons that directly relate to the issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Non-diversification Risk — The Fund is a “non-diversified” investment company and therefore may invest a greater percentage of its assets in the securities of a single issuer or a limited number of issuers than funds that are “diversified.” Accordingly, the Fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be.

Please refer to the Fund’s prospectus for a more complete description of the principal risks of investing in the Fund.

4. Agreements

Investment Advisory Agreement - The Adviser provides day-to-day portfolio management services to the Fund and has discretion to purchase and sell investments in accordance with the Fund’s objectives, policies, and restrictions. For the services it provides to the Fund, the Adviser receives a monthly fee at the annual rate of 1.25% of the month-end value of the Fund’s Managed Assets (the “Management Fee”). “Managed Assets” is defined as the total assets of the Fund (including any assets attributable to any borrowings (except borrowings solely for short term cash management purposes), reverse repurchase agreements, dollar rolls, any issuance of preferred shares or notes, and including any assets in respect of shares that will be repurchased as of the end of the month) minus the sum of the Fund’s accrued liabilities (other than any borrowings).

During periods when the Fund is using leverage, the Management Fee paid to the Adviser will be higher than if the Fund did not use leverage because the Management Fee paid is calculated on the basis of the Fund’s Managed Assets, which includes the assets purchased through leverage. As of October 31, 2013, the Fund did not use leverage.

The Adviser has contractually agreed to forego an amount of its monthly Management Fee and pay, absorb, or reimburse the Fund so that total annual operating expenses do not exceed 1.70% (excluding interest, taxes, brokerage commissions, dividend expenses, extraordinary expenses and certain other Fund expenses) through at least until March 1, 2014. Under the agreement, the Adviser may recoup such reimbursements in future periods, not exceeding three years, provided the Fund’s total annual fund operating expenses plus recoupment do not exceed 1.70% of the average net assets of the Fund for the fiscal year.

For the year ended October 31, 2013, the Adviser earned a net Management Fee of $0 and reimbursed expenses in excess of its Management fee of $721,159.

As of October 31, 2013, the total amount subject to recoupment by the Adviser is $1,096,830 expiring by October 31, 2016 and $21,138 expiring by October 31, 2015.

Administrator, Custodian and Transfer Agent - For the period from November 1, 2012 through May 31, 2013, SEI Investments Global Fund Services was engaged as the Fund’s Administrator. Effective June 1, 2013, U.S. Bancorp Fund Services, LLC (“USBFS”) serves as the Fund’s Administrator pursuant to an administration agreement under which the Administrator provides administrative and accounting services.

For the period from November 1, 2012 through May 31, 2013, Citibank, N.A. was engaged as the Fund’s custodian. Effective June 1, 2013, U.S. Bank, N.A. (“Custodian”) serves as the Fund’s custodian pursuant to a custody agreement. The Custodian is an affiliate of USBFS.

For the period from November 1, 2012 through May 31, 2013, DST Systems, Inc. was engaged as the transfer agent. Effective June 1, 2013, USBFS serves as the Fund’s transfer agent pursuant to a transfer agency agreement.

Distribution Agreement - For the period from November 1, 2012 through May 31, 2013, SEI Investments Distribution Co. was engaged as the Fund’s distributor.

Deferred Trustees’ Compensation - The Fund has a Deferred Trustees’ Compensation plan (the “Plan”) that allows the Independent Trustees to defer compensation to a future payment period. The compensation is invested in notional shares of the Fund. The value of a participating Independent Trustee’s deferral account is based on the notional shares of deferred amounts as designated by the participating Independent Trustees. Changes in the value of the Independent Trustees’ deferral account are included in the Statement of Operations. The accrued obligations under the Plan, including unrealized appreciation/(depreciation), are included on the Statement of Assets and Liabilities.

Other - Certain officers of the Fund are also officers of the Adviser. Such officers are paid no fees by the Fund for serving as officers of the Fund.

5. Capital Shares

The Fund is offered on a continuous basis up to 100,000,000 shares (“Shares”). Shares are offered in a continuous offering at the Fund’s current NAV per Share. Shares may be purchased as of the first business day of each month at the Fund’s then current NAV per Share.

Purchase Terms - The Fund accepts initial and additional purchases of Shares. The minimum initial investment in the Fund from each investor is $25,000 and there is no minimum for additional investments in the Fund.

The minimum initial investment may be reduced by the Fund with respect to certain individual investors or classes of investors (specifically, with respect to employees, officers or Trustees of the Fund, the Adviser or their affiliates). Additionally, the Fund may waive or reduce such minimum initial investment amount (as well as the application described above) with respect to any investor funding its purchase of Shares with redemption proceeds from another fund sponsored, managed, or advised by the Adviser.

Quarterly Repurchase of Shares - No Shareholder or other person holding Shares acquired from a Shareholder has the right to require the Fund to repurchase any Shares. No public market for Shares exists, and none is expected to develop in the future. Consequently, Shareholders may not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below.

The Fund intends to offer to repurchase Shares from Shareholders on a quarterly basis in accordance with written tenders by Shareholders, on terms and conditions as the Board may determine in its sole discretion. Each such repurchase offer will generally apply to up to 20% of the net assets of the Fund. There is no minimum amount of Shares which must be repurchased in any repurchase offer. The Adviser expects that, generally, it will recommend to the Board that the Fund offer to repurchase Shares from Shareholders quarterly, with such repurchases to occur as of each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, as of the immediately preceding business day). Each repurchase offer will generally commence approximately 35 days prior to the applicable repurchase date. As of October 31, 2013, the Fund offered to repurchase Shares from Shareholders as of March 31, 2013, June 30, 2013 and September 30, 2013.

Share Transactions

Year Ended October 31, 2013*

Shares, beginning of the year	10,000
Shares issued	3,687,411
Shares, end of the year	3,697,411

* Commenced operations on November 1, 2012.

Other - An affiliate of the Adviser owns 67.9% and KKR Alternative Corporate Opportunities Fund P owns 32.1% of the outstanding Shares of the Fund as of October 31, 2013.

6. Investment Transactions

The cost of investments purchased and the proceeds from the sale of investments, other than short-term investments, for the year ended October 31, 2013 were as follows:

Purchases	$54,654,054
Sales	22,571,338

There were no purchases or sales of U.S. Government securities.

7. Commitments

As of October 31, 2013, the Fund had unfunded financing commitments, including financial guarantees, related to other assets, including investments totaling approximately $502,620. The Fund did not have any significant losses as of October 31, 2013, nor does it expect any significant losses related to those assets for which it committed to purchase and fund. The Fund maintains sufficient liquidity in the form of cash to fund such unfunded loan commitments should the need arise.

8. Federal Income Taxes

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. As a result, the net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, accumulated net investment income/loss or accumulated net realized gain, as appropriate, in the period in which the differences arise.

The following permanent differences have been reclassified to/from the following accounts:

	Accumulated Net	Accumulated Net
	Investment Income	Realized Gain
KKR Alternative Corporate Opportunities Fund	$(36,405)	$36,405

These reclassifications have no effect on net assets or net assets per share.

The tax character of dividends declared for the year ended October 31, 2013 is as follows:

	Ordinary Income	Total
KKR Alternative Corporate Opportunities Fund 2013	$1,071,147	$1,071,147

As of October 31, 2013, the components of accumulated gains on a tax basis for the Fund are as follows:

	Undistributed	Net	Other	Total
	Ordinary	Unrealized	Temporary	Accumulated
	Income	Appreciation	Differences	Gains

KKR Alternative Corporate Opportunities Fund	$473,246	$1,632,692	$23,432	$2,129,370

Net capital losses earned may be carried forward indefinitely and must retain the character of the original loss. As of October 31, 2013, the total cost of investments for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for investments held by the Fund are as follows:

		Aggregate	Aggregate
		Gross	Gross	Net Unrealized
	Federal Tax	Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)

KKR Alternative Corporate Opportunities Fund	$32,544,620	$2,234,038	$(601,346)	$1,632,692

9. Line of Credit

The Fund, along with certain other funds managed by the Adviser, is a party to a $20.0 million credit agreement with U.S. Bank, N.A., which expires June 15, 2014. The Fund may borrow under the credit agreement to fund shareholder redemptions. The credit agreement has the following terms: a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month London Interbank Offered Rate (“LIBOR”) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum. The commitment fees are included in other expenses on the Statement of Operations. For the year ended October 31, 2013, the Fund has not drawn on the credit agreement.

10. New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. In January 2013, the Financial Accounting Standards Board issued ASU No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The ASUs enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. The ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of these ASUs will not have a material impact on its financial statements.

11. Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined that there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
KKR Alternative Corporate Opportunities Fund

We have audited the accompanying statement of assets and liabilities of KKR Alternative Corporate Opportunities Fund (the “Fund”), including the schedule of investments, as of October 31, 2013, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of KKR Alternative Corporate Opportunities Fund as of October 31, 2013, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

/s/ Deloitte & Touche LLP

San Francisco, CA

December 17, 2013

Disclosure of Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers and expense reimbursed by the Adviser that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning			Expenses Paid
	Account Value	Ending Account	Annualized Expense	During the
	05/1/13	Value 10/31/13	Ratios*	Period
KKR Alternative Corporate Opportunities Fund
Actual Fund Return*	$1,000.00	$1,060.80	1.70%	$8.83
Hypothetical 5% Return	$1,000.00	$1,016.64	1.70%	$8.64

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the half-year period).

Trustees and Officers of KKR Alternative Corporate Opportunities Fund

				Number
				of	Other
				Portfolios	Directorships
				in Fund	Held by
	Position(s)	Term of		Complex	Trustee
	Held	Office and		Overseen	During the
Name, Age	with the	Length of	Principal Occupation(s) During Past Five	by	Last Five
and Address	Fund	Service	Years and Other Relevant Experience	Trustee(2)	Years
Interested Trustee(1)

Suzanne Donohoe (42) KKR Asset Management LLC 555 California Street 50th Floor San Francisco, CA 94104	President	Since July 2013	Global head of KKR’s Client and Partner Group and Member of KKR (Since 2009); Head of Goldman Sachs Asset Management International (2008-2009); Head of Goldman Sachs Asset Management client business in North America (2006- 2008).	4	None.

Independent Trustees(1)

Tobin V. Levy (68) KKR Asset Management LLC 555 California Street 50th Floor San Francisco, CA 94104	Trustee	Since September 2012	Executive Vice President & Chief Financial Officer, Local Initiatives Support Corporation (non-profit support and resources) (since 2011); Managing Director and Chief Financial Officer of Hedge Fund Strategies Group, Goldman Sachs (financial services firm) (1995 - 2008).	4	AloStar Bank of Commerce.

Jeffrey L. Zlot (41) KKR Asset Management LLC 555 California Street 50th Floor San Francisco, CA 94104	Trustee	Since September 2012	Managing Director, The Presidio Group LLC (investment consultant and investment banking) (since Dec. 1997).	4	None.

Michael E. Cahill (62) KKR Asset Management LLC 555 California Street 50th Floor San Francisco, CA 94104	Trustee	Since March 2013	Executive Vice President (2008 - 2013) and Managing Director and General Counsel (1991 - 2013), The TCW Group, Inc. and Trust Company of the West (financial services firm).	4	None.

Principal Officers who are not Trustees

Term of Office
	Position(s) Held with	and Length of	Principal Occupation(s) During Past Five Years
Name, Age and Address	Fund	Service	and Other Relevant Experience
Michael R. McFerran (40)	Treasurer and Chief Financial Officer	Since September 2012	Chief Financial Officer, KKR Asset Management LLC (2005-present); Chief Financial Officer (2010-present) and Chief Operating Officer (2008-present), KKR Financial Holdings LLC.

Annette O’Donnell- Butner (44)	Chief Compliance Officer	Since September 2012	Chief Compliance Officer, KKR Asset Management LLC (2009-present); Deputy Director of Compliance, Lehman Brothers (2000 - 2009).

Nicole J. Macarchuk (43)	Secretary and Vice President	Since September 2012

General Counsel, KKR Asset Management LLC (2010-present); General Counsel and Secretary, KKR Financial Holdings LLC (2010-present); Co- General Counsel, Och-Ziff Capital Management Group LLC (2005 - 2010).

Koji E. Felton (52)	Assistant Secretary	Since March 2013	Counsel, KKR Asset Management LLC (January 2013-present); Counsel, Dechert LLP (2011 - 2013); Senior Vice President and Deputy General Counsel, Charles Schwab & Co. (1998 - 2011)

(1)         “Independent Trustees” are those trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund, and “Interested Trustees” are those trustees who are interested persons of the Fund. Ms. Donohoe is an Interested Trustee because she is a Member of KKR, the parent company.

(2)         The Fund Complex includes KKR Series Trust, KKR Alternative Corporate Opportunities Fund, KKR Alternative Corporate Opportunities Fund P and KKR Income Opportunities Fund.

Additional Information

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended October 31, 2013, certain dividends paid by the Fund may be subject to a maximum rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 3.68%

For corporate shareholders, the percent of ordinary income distributions qualifying for corporate dividends received deduction for the fiscal year ended October 31, 2013 was 3.68%.

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871 (k)(1)(C) for fiscal year ended October 31, 2013 was 71.98%.

Pursuant to Section 853 of the Internal Revenue Code, the Fund did not designate any amounts as foreign taxes paid for the year ended October 31, 2013. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 855-859-3943 Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Fund’s website at www.kkrfunds.com.

INFORMATION ABOUT DIVIDEND REINVESTMENT PLAN (Unaudited)

Pursuant to the Dividend Reinvestment Plan (the “DRIP”), income dividends and/or capital gain distributions to Common Shareholders will automatically be reinvested in additional Common Shares of the Fund by the Plan Administrator. A Common Shareholder may terminate participation in the DRIP at any time by notifying the DRIP Administrator before the record date of the next distribution through the Internet, by telephone or in writing.

PRIVACY NOTICE

PROTECTION AND SECURITY OF YOUR PERSONAL INFORMATION

KKR Asset Management LLC (“KAM”) respects our investors’ right to privacy. All financial companies choose how they share personal information. Consumers have the right under federal law to limit some, but not all, sharing of personal information. Federal law also requires us to tell you how we collect, share and protect your personal information. This notice is provided by KAM and its affiliates, as listed on Annex A hereto (“KAM”, “we”, or “us”). Please read this notice carefully to understand what we do, and call us at (415) 315-3620 if you have any questions.

The Personal Information We Collect and How We Collect It

We collect the following types of personal information about individuals who are our investors:

•        Information we receive from investors in subscription agreements, questionnaires and in other forms, such as name, address, account information, social security number, the types and amounts of investments, statements of net worth, telephone number, and other contact information;

•        Information we receive from investors, affiliates and other companies about investors’ transactions with us, our affiliates, or other financial institutions with which we have relationships; and

•        Information we receive from third parties such as demographic information and information collected to comply with law and regulation.

When you are no longer an investor with us, we continue to share your information as described in this notice.

How and Why We Share Personal Information

This section lists reasons why financial companies can share their customers’ personal information. With respect to each reason, we explain whether KAM chooses to share for this reason and, if we do share, whether you can limit this sharing.

•        For everyday business purposes: KAM shares personal information for everyday business purposes, such as to

•    process your transactions;

•    provide financial products or services to you;

•    maintain your investment(s);

•    secure business services, including printing, mailing, and processing or analyzing data;

•    secure professional services, including accounting and legal services; or

•    respond to court orders and legal investigations.

•    You cannot limit sharing by KAM for everyday business purposes.

•        For our marketing purposes: KAM shares personal information for our marketing purposes so that we can offer products and services to you. You cannot limit sharing by KAM for this reason.

•        For joint marketing with other financial companies: KAM does not share personal information for joint marketing with other financial companies.

•        For use by affiliates in providing products and services to you: KAM shares personal information for our affiliates’ use in providing you with products and services that meet your financial services needs. You cannot limit sharing by KAM for this reason.

•        For the everyday business purposes of affiliates: KAM does not share personal information, including information about your credit worthiness, with our affiliates for their everyday business purposes.

•        For use by affiliates to market to you: KAM does not share personal information with affiliates so that they can market to you.

•        For use by nonaffiliates to market to you: KAM does not share personal information with nonaffiliates so that they can market to you.

U.S. Federal law gives you the right to limit sharing of your personal information only for use (i) by affiliates everyday business purposes (information about your creditworthiness), (ii) by affiliates to market to you, and (iii) by nonaffiliates to market to you. U.S. State laws and individual companies may give you additional rights to limit sharing.

How We Protect Your Personal Information

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Definitions

Affiliates: Companies related by common ownership or control. They can be financial and nonfinancial companies. KAM does not share with our affiliates, except to provide you products and services that meet your financial needs.

Nonaffiliates: Companies not related by common ownership or control. They can be financial and nonfinancial companies. KAM does not share with nonaffiliates so they can market to you.

Joint Marketing: A formal agreement between nonaffiliated financial companies that together market financial products and services to you. KAM does not jointly market.

ANNEX A

KKR Financial Holdings LLC

KKR Strategic Capital Fund, L.P.

KKR Strategic Capital Fund MRO Trust

KKR Strategic Capital Fund STRO Trust

KKR Strategic Capital Institutional Fund, Ltd.

KKR Strategic Capital Overseas Fund MRO Ltd.

KKR Strategic Capital Overseas Fund STRO Ltd.

KKR Strategic Capital Overseas Fund, Ltd.

KKR Mezzanine Partners I L.P.

KKR Mezzanine Partners I Feeder L.P.

KKR Mezzanine Partners I Side-by-Side L.P.

KKR Mezzanine Partners Offshore Feeder I L.P.

KKR Equity Strategies L.P.

KKR Equity Strategies (Overseas) Limited

KKR Equity Strategies (Overseas) Ltd.

KKR Lending Partners L.P.

KKR Lending Partners Private Investors L.P.

KKR Lending Partners Feeder L.P.

KKR – Keats Capital Partners L.P.

KKR – Milton Capital Partners L.P.

KKR – Milton Co-Investments L.P.

KKR Corporate Credit Partners L.P.

8 Capital Partners L.P.

KKR Floating Rate Fund L.P.

KKR Special Situations (Domestic) Fund L.P.

KKR Special Situations (Offshore) Fund L.P.

KKR Special Situations (Domestic) Feeder L.P.

KKR Special Situations (Offshore) Feeder L.P.

KKR Special Situations (Domestic) Fund Private Investors L.P.

KKR Special Situations (Offshore) Fund Private Investors L.P.

KKR Special Situations (TE) Feeder L.P.

KKR Alternative High Yield Fund

KKR Alternative Corporate Opportunities Fund

KKR Income Opportunities Fund

KKR-PBPR Capital Partners L.P.

KKR-VRS Credit Partners L.P.

KKR Mackellar Partners L.P.

KKR Credit Relative Value Private Investors L.P.

KKR Credit Relative Value (Overseas) Limited

KKR Credit Relative Value L.P.

KKR Credit Relative Value (Overseas) Intermediate L.P.

KKR Credit Relative Value Master Fund L.P.

KKR Credit Select (Domestic) Fund L.P.

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.

(a)(2) Tobin V. Levy is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Deloitte & Touche LLP billed the Fund aggregate fees for services rendered to the Fund for the fiscal year as follows:

	FYE 10/31/2013	FYE 10/31/2012
(a)Audit Fees	$10,000	$5,000
(b)Audit-Related Fees	N/A	N/A
(c)Tax Fees	$7,875	$8,654
(d)All Other Fees	N/A	N/A

(e)(1)  The Audit Committee pre-approves, to the extent required by applicable regulations (including paragraph (c)(7) of Rule 2-01 of Regulation S-X), (i) all audit and permitted non-audit services rendered by the independent accountants to the registrant and (ii) all non-audit services rendered by the independent accountants to the registrant’s investment adviser and to certain affiliates of the investment adviser.

(e)(2) The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2013	FYE 10/31/2012
Audit-Related Fees	N/A	N/A
Tax Fees	0%	0%
All Other Fees	N/A	N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by Deloitte & Touche LLP for the fiscal period were $7,875.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s proxy voting and corporate actions policy and procedures are as follows:

PROXY VOTING AND CORPORATE ACTIONS POLICY AND PROCEDURES

A.                                    General

This policy is designed to ensure that the funds registered under the Investment Company Act of 1940, as amended (the “1940 Act”), (each a “Fund” and collectively, the “Funds”) advised by KKR Asset Management LLC (the “Adviser”) fulfills the Funds’ obligations and complies with the requirements under the 1940 Act, the Securities Act of 1933, as amended (the “Securities Act”), and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to proxy voting, disclosure, and recordkeeping. This policy is also designed to ensure that all corporate actions are voted in the best interest of the Funds, to provide disclosure of the Funds’ corporate action voting record and to ensure that certain documentation is retained.

Pursuant to delegation by each, the Adviser has authority to make proxy and corporate action decisions on behalf of the Funds. The Adviser’s objective is to ensure that its proxy voting and corporate action activities on behalf of the Funds are conducted in a manner consistent, under all circumstances, with the best interest of the Funds.

B.                                    Proxy Voting Policies

The Adviser’s Proxy Voting Policies are contained in the Adviser’s “Proxy Voting Policies and Procedures (the “Proxy Voting Policies”).

C.                                    Proxy and Corporate Action Voting Procedures

The Adviser will have the responsibility of voting proxies and corporate actions that it receives on behalf of the Funds. Proxy proposals received by the Adviser and designated in the Proxy Voting Policies as “For” or “Against” will be voted by the Adviser in accordance with the Proxy Voting Policies. Proxy proposals received by the Adviser and designated in the Proxy Voting Policies as “Case by Case” (or not

addressed in the Proxy Voting Policies) and all corporate actions will be reviewed by the Adviser, and voted in the best interests of the Funds. In accordance with Rule 204-2 of the Investment Advisers Act of 1940, as amended, with respect to “Case by Case” issues, the Adviser will document the basis for the Adviser’s voting decisions with the assistance of the analyst who is in charge of the issuer.

Notwithstanding the foregoing, the Adviser may vote a proxy contrary to the Proxy Voting Policies if the Adviser with the assistance of the analyst who is in charge of the issuer determines that such action is in the best interest of the Funds. In the event that the Adviser votes contrary to the Proxy Voting Policies, the Adviser with the assistance of the analyst who is in charge of the issuer will document the basis for the Adviser’s contrary voting decision.

In addition, the Adviser may choose not to vote proxies or corporate actions in certain situations, such as (i) where the Funds have informed the Adviser that it wishes to retain the right to vote the proxy or corporate action, (ii) where the Adviser deems the cost of voting would exceed any anticipated benefit to the Funds or (iii) where a proxy or corporate action is received by the Adviser for a security it no longer manages on behalf of a Fund. The Adviser with the assistance of the analyst who is in charge of the issuer will document the basis for the Adviser’s decision not to vote.

The Adviser has developed procedures for handling the receipt and voting of the Funds’ proxies and corporate actions.

D.                                    Conflicts of Interest

The Adviser may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. The Adviser, its affiliates and/or its employees may also occasionally have business or personal relationships with the proponents of proxy proposals, participants in proxy contests, corporate directors and officers or candidates for directorships.

If at any time, the Adviser becomes aware of an existing or potential conflict of interest relating to a particular proxy proposal, the Adviser’s Conflicts Committee (“Conflicts Committee”), or its designee, must be notified. Provided the Conflicts Committee has determined that a conflict or potential for a conflict exists, the proxy must be voted in alignment with the recommendation set forth by ISS. Appropriate documentation will be maintained by the Conflicts Committee.

E.                                    Proxy and Corporate Action Voting Records

In accordance with Rule 204-2, the Adviser will maintain the following records in connection with the Adviser’s proxy voting policies and procedures:

•                  a copy of the proxy voting policies and procedures;

•                  a copy of all proxy statements received regarding securities of the Funds;

•                  a record of each vote the Adviser casts on behalf of the Funds;

•                  records of shareholders of the Funds requests for proxy voting information, including a copy of each written request for information on how the Adviser voted proxies on behalf of the Funds, and a copy of any written response by the Adviser to any Fund shareholder request for information on how the Adviser voted proxies on behalf of a Fund; and

•                  any documentation prepared by the Adviser that was material to making a decision on how to vote, or that memorialized the basis for the voting decision.

The Adviser will also maintain similar records in connection with corporate actions.

The foregoing records will be maintained and preserved for a total of seven (7) years, the first two (2) years in the Adviser’s office.

F.                                     Changes to the Proxy Voting Rules

Changes may be made by the Adviser to the proxy rules as long as such changes are not expected to materially adversely affect the Funds. Upon a material change, the Funds will be made aware of such material change to the proxy rules and the reasons for the change.

G.                                   Disclosure

The Adviser will provide all the information necessary for the Funds to make the required disclosures regarding proxy voting in its Statement of Additional Information, as well as on SEC Forms N-CSR and N-PX. In addition, information regarding how the Funds’ proxies and corporate actions were voted by the Adviser will be provided to shareholders of the Funds upon their written request.

The proxy voting and corporate actions policy and procedures used by the registrant’s investment adviser, KKR Asset Management LLC (“KAM”), which are incorporated by reference into the registrant’s proxy voting and corporate actions policy and procedures, are as follows:

PROXY VOTING AND CORPORATE ACTIONS POLICY AND PROCEDURES

A.                                    General

KAM provides investment advisory services to its Client, and invests the assets of these Clients in securities issued by public and private issuers. The Firm has authority to vote proxies relating to such securities on behalf of its Clients. The Securities and Exchange Commission (the “SEC”) has adopted Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Under this rule, registered investment advisers that exercise voting authority over securities held in client portfolios are required to implement proxy voting policies and describe those policies to their clients.

This policy is designed to ensure that all proxies are voted in the best interest of KAM Clients, to provide disclosure of the Firm’s proxy voting records and to ensure that certain documentation is retained.

B.                                    Proxy Voting Procedures

To assist it in its proxy-voting responsibilities, the Firm currently subscribes to proxy-related services offered by Institutional Shareholder Services, Inc. (“ISS”). ISS provides the Firm with its independent analysis and recommendation with respect to generally all proxy proposals that the Firm votes on behalf of its clients, with respect to both U.S. and non-U.S. securities of publicly traded companies.

KAM will have the responsibility of voting proxies that it receives on behalf of KAM Clients. The Firm has engaged ISS to assist with its proxy voting, however, the Firm retains ultimate voting discretion with respect to its Clients. KAM may depart from an ISS recommendation in order to avoid voting decisions believed to be contrary to the best interests of KAM Clients. In each instance where KAM votes contrary to the ISS recommendation, KAM Legal/Compliance, in conjunction with the KAM investment analyst who provides coverage for the relevant issuer, will document the basis for KAM’s contrary voting decision.

In addition, KAM may choose not to vote proxies in certain situations, such as where KAM has deemed the cost of voting would exceed any anticipated benefit to KAM Clients or where a proxy is received by KAM for a security it no longer manages on behalf of its Clients. KAM Legal/Compliance, in conjunction with the KAM investment analyst who provides coverage for the relevant issuer, will document the basis for KAM’s decision not to vote.

C.                                    Conflicts of Interest

KAM may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. KAM, its affiliates and/or its employees may also occasionally have business or personal relationships with the proponents of proxy proposals, participants in proxy contests, corporate directors and officers or candidates for directorships.

If at any time, KAM becomes aware of an existing or potential conflict of interest relating to a particular proxy proposal, the KAM Conflicts Committee (“Conflicts Committee”), or its designee, must be notified. Provided the Conflicts Committee has determined that a conflict or potential for a conflict exists, the proxy must be voted in alignment with the recommendation set forth by ISS. Appropriate documentation will be maintained by the Conflicts Committee.

D.                                    Proxy Voting Records

In accordance with Rule 204-2 of the Advisers Act, KAM will maintain the following records in connection with KAM’s proxy voting policies and procedures:

•                  a copy of the proxy voting policies and procedures;

•                  a copy of all proxy statements received regarding securities of its Clients;

•                  a record of each vote KAM casts on behalf of KAM Clients;

•                  records of KAM Client requests for proxy voting information, including a copy of each written request for information on how KAM voted proxies on behalf of the Client, and a copy of any written response by KAM to any Client request for information on how KAM voted proxies on its behalf; and

•                  any documentation prepared by KAM that was material to making a decision on how to vote, or that memorialized the basis for the voting decision.

The foregoing records will be maintained and preserved in accordance with KAM’s Maintenance of Books and Records Policy.

E.                                    Disclosure

KAM discloses in its Form ADV Part 2A that Clients and Investors may contact the Firm in order to obtain information on how the Firm voted Client proxies and to request a copy of the Proxy Voting

Policies and Procedures. Any such request will be forwarded to KAM Legal/Compliance. Questions relating to proxy voting should be directed to KAM’s CCO, or designee.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Information presented is as of October 31, 2013

(a)(1) Investment Team

The KKR Alternative Corporate Opportunities Fund (the “Master Fund”) is positioned, under the management of the Adviser, to take advantage of the full resources of KKR’s global network. With more than 160 employees in its business, including approximately 50 dedicated investment professionals located in San Francisco, New York and London, the Adviser’s investment teams seek to leverage KKR’s private equity experience and extensive industry relationships in making strong investment choices on behalf of its clients. The investment professionals of the Adviser who have primary responsibility for day-to-day management and oversight of the Master Fund are:

Erik A. Falk (New York) joined KKR in 2008 and is the co-head of leveraged credit, as well as a member of the Adviser’s Credit Investment Committees and Portfolio Management Committee. Previously, Mr. Falk was a portfolio manager with responsibility across the Adviser’s credit strategies covering a number of sectors, including industrials, energy, chemicals, business services and structured products.  Prior to joining KKR, Mr. Falk was a Managing Director at Deutsche Bank Securities Inc. where he was most recently global co-head of the Securitized Products Group. Prior to that, Mr. Falk worked for Credit Suisse First Boston where he was a Director in the Asset Backed Securities department.  Mr. Falk holds a B.S. and M.S. from Stanford University.

Christopher A. Sheldon (San Francisco) joined KKR in 2004 and is co-head of leveraged credit. Mr. Sheldon is also a member of the Adviser’s Credit Investment Committees and Portfolio Management Committee.  Prior to his current role at KKR, Mr. Sheldon was responsible for opening the Adviser’s London office in 2007 and investing across a number of sectors within its credit businesses. Before joining KKR, Mr. Sheldon was a Vice President and Senior Investment Analyst with Wells Fargo’s High Yield Securities Group, and previously worked at Young & Rubicam Advertising and at SFM Media Corporation in their media-planning department. He holds a B.A. from Denison University.

Jamie M. Weinstein (San Francisco) joined KKR in 2005 and is the co-head of special situations investing, which includes the Adviser’s global activities in public and private distressed and structured principal investments. He is also a member of the Adviser’s Special Situations Investment Committee and Portfolio Management Committee. Previously, he was a portfolio manager with responsibility across the Adviser’s credit strategies and a research analyst covering the financial services, healthcare and commercial real estate sectors.  Prior to joining KKR, Mr. Weinstein was with Tishman Speyer Properties as Director of Acquisitions for Northern California and The Boston Consulting Group as a strategy consultant. Mr. Weinstein graduated cum laude and holds a B.S.E. degree in Civil Engineering and Operations Research from Princeton University and an M.B.A. from the Stanford University Graduate School of Business, where he was an Arjay Miller Scholar.

Nathaniel M. Zilkha (London) joined KKR in 2007 and is the head of Credit and co-head of special situations investing, which includes the Adviser’s global activities in public and private distressed and structured principal investments. He is also a member of the Adviser’s Special Situations Investment Committee, Credit Investment Committees and Portfolio Management Committee. Previously, he was a member of the healthcare industry team of KKR’s private equity group. Prior to joining KKR, Mr. Zilkha was a member of the Principal Investment Area of Goldman, Sachs & Co., where he invested in private equity and principal debt transactions. He is currently on the board of directors of Harden Healthcare. Mr. Zilkha graduated cum laude and holds an A.B. from Princeton University.

(a)(2) Other Accounts Managed by the Portfolio Managers

The portfolio managers primarily responsible for the day-to-day management of the Master Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of October 31, 2013: (i) the number of registered investment companies, pooled investment vehicles and other accounts managed by each portfolio manager; and (ii) the total assets of such companies, vehicles and accounts, and the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

Erik A. Falk

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	3	$551,063,919	0	$0
Pooled Investment Vehicles Other Than Registered Investment Companies *	6	$692,100,000	1	$109,600,000
Other Accounts *	17	$10,914,489,000	5	$3,387,271,000

Christopher A. Sheldon

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	3	$551,063,919	0	$0
Pooled Investment Vehicles Other Than Registered Investment Companies *	6	$692,100,000	1	$109,600,000
Other Accounts *	17	$10,914,489,000	5	$3,387,271,000

Jamie M. Weinstein

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	2	$433,925,696	0	$0
Pooled Investment Vehicles Other Than Registered Investment Companies *	2	$818,500,000	0	$0
Other Accounts *	5	$1,173,739,000	2	$209,997,000

Nathaniel M. Zilkha

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	2	$443,925,696	0	$0
Pooled Investment Vehicles Other Than Registered Investment Companies *	2	$818,500,000	0	$0
Other Accounts *	5	$1,173,739,000	2	$209,997,000

*Information is as of September 30, 2013, the most recent date available.

(a)(2)(iv) Conflicts Of Interest

The Adviser will experience conflicts of interest in connection with the management of the Master Fund, including, but not limited to, the following:

•                                          The members, officers and other personnel of the Adviser allocate their time, resources and other services between the Master Fund and other investment and business activities in which they may be involved. The Adviser intends to devote such time as shall be necessary to conduct the Master Fund’s business affairs in an appropriate manner. However, the Adviser will continue to devote the time, resources and other services necessary to managing its other investment and business activities and the Adviser is not precluded from conducting activities unrelated to the Master Fund.

•                                          The Adviser may compete with certain of its affiliates, including other entities it manages, for investments for the Master Fund, subjecting the Adviser to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the Master Fund’s behalf. The Adviser will receive advisory and other fees from the other entities it manages, and due to fee-offset provisions contained in the management agreements for such entities, the fees may not be proportionate to such entities’ investment accounts for any given transaction and the Adviser may have an incentive to favor entities from which it receives higher fees.  The Adviser intends to allocate such investment opportunities in a manner that it deems appropriate taking into account factors such as investment objectives, available capital, applicable concentration limits, minimum investment rights and other investment restrictions, portfolio diversification, the potential dilutive effect of a new investment on an existing investment, the overall risk profile of a portfolio and other considerations deemed relevant by the Adviser. The outcome of this determination may result in the allocation of all, some or none of an investment opportunity to the Master Fund.  In addition, subject to applicable law, affiliates of the Adviser may invest in one of the Master Fund’s portfolio companies and hold a different class of securities than the Master Fund. To the extent that an affiliate of the Adviser holds a different class of securities than the Master Fund, its interests may not be aligned with the Master Fund’s. Notwithstanding the foregoing, the Adviser will act in the best interest of the Master Fund in accordance with its fiduciary duty to the Master Fund.

•                                          The compensation payable by the Master Fund to the Adviser will be approved by the Board consistent with the exercise of the requisite standard of care applicable to trustees under state law. Such compensation is payable, in most cases, regardless of the quality of the assets acquired, the services provided to the Master Fund or whether the Master Fund makes distributions to Shareholders.

•                                          The Adviser and its affiliates may provide a broad range of financial services to companies in which the Master Fund invests, in compliance with applicable law, and will generally be paid fees for such services. In addition, affiliates of the Adviser may act as an underwriter, arranger or placement agent in connection with an offering of securities by one of the companies in the Master Fund’s portfolio. Any compensation received by the Adviser and its affiliates for providing these services will not be shared with the Master Fund and may be received before the Master Fund realizes a return on its investment.  The Adviser may face conflicts of interest with respect to services performed for these companies, on the one hand, and investments recommended to the Master Fund, on the other hand.

•                                          From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, or with exemptive relief the Master Fund may receive from the SEC, if any, the Master Fund and other clients for which the Adviser provides investment management services or carries on investment activities (including, among others, clients that are employee benefit plans subject to ERISA and related regulations) may make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities. These investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by the Master Fund and such other clients, including in the case of financial distress of the investment entity.

•                                          KKR and the Adviser sponsor and advise, and may in the future sponsor and advise, a broad range of investment funds, vehicles, and other accounts, including proprietary vehicles, that make investments worldwide. KKR may also make investments for its own account, including, for example, through investment and co-investment vehicles established for KKR personnel and associates. The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships (including, among others, relationships with clients that are employee benefit plans subject to ERISA and related regulations), or from engaging in other business activities, even though such activities may be in competition with the Master Fund and/or may involve substantial time and resources of the Adviser. For example, the Adviser may invest, on behalf of an affiliated fund, in a company that is a competitor of one of the Master Fund’s portfolio companies or that is a service provider, supplier, customer or other counterparty with respect to one of the Master Fund’s portfolio companies. The Adviser will provide advice and recommendations to any such companies without regard to the Master Fund’s interests. In addition, the Adviser’s ability to effectively implement the Master Fund’s investment strategies may be limited to the extent that contractual obligations relating to these permitted activities restrict the Adviser’s ability to engage in transactions that they may otherwise be interested in pursuing. Affiliates of the Adviser, whose primary business includes the origination of investments, engage in investment advisory business with accounts that compete with the Master Fund.

•                                          The Adviser and its affiliates may give advice and recommend securities to other clients which may differ from, or be contrary to, advice given to, or securities recommended or bought for, the Master Fund even though their investment objectives may be similar to the Master Fund’s.

•                                          To the extent not restricted by confidentiality requirements or applicable law, the Adviser may apply experience and information gained in providing services to the Master Fund’s portfolio companies in providing services to competing companies invested in by affiliates’ other clients.

•                                          As a registered investment company, the Master Fund may be limited in its ability to invest in any investment in which the Adviser or its affiliates’ other clients have an investment.  The Master Fund may also be limited in its ability to co-invest with the Adviser or one or more of its affiliates. Some of these co-investments would only be permitted pursuant to an exemptive order from the SEC.

•                                          The nature of the Adviser’s businesses and the participation by its employees in creditors’ committees, steering committees, or boards of directors of portfolio companies, may result in the Adviser receiving material non-public information from time to time with respect to publicly held companies or otherwise becoming an “insider” with respect to such companies. The possession of “inside information” or “insider” status with respect to an investment or potential investment by the Adviser or its personnel may restrict the Adviser’s ability to enter into or exit from potentially profitable investments for the Master Fund which could have an adverse effect on the Master Fund’s results of operations.

•                                          The Master Fund depends to a significant extent on the Adviser’s access to the investment professionals and senior management of KKR and the information and deal flow generated by the KKR investment professionals and senior management during the normal course of their investment and portfolio management activities. The senior management and the investment professionals of the Adviser source, evaluate, analyze and monitor the Master Fund’s investments.  The Master Fund’s future success will depend on the continued service of the senior management team and investment professionals of the Adviser.

•                                          The Adviser’s relationship with other advisory clients and with KKR could create a conflict of interest to the extent the Adviser becomes aware of inside information concerning investments or potential investment targets. The Master Fund and the Adviser have implemented compliance procedures and practices, including information-sharing policies and procedures, that are designed to ensure that inside information is not used for making investment decisions on the Master Fund’s behalf.  The Master Fund cannot assure its investors, however, that these procedures and practices will be effective.  Although the Master Fund plans to leverage KKR’s firm-wide resources to help source, conduct due diligence on, structure, syndicate and create value for the Master Fund’s investments, KKR’s information-sharing policies and procedures, as well as certain legal and contractual constraints, could significantly limit the Master Fund’s ability to do so.  For example, from time to time KKR’s personnel may be in possession of material non-public information with respect to the Master Fund’s investments, and as a result, such personnel will be restricted by KKR’s information-sharing policies and procedures or by law or contract from sharing such information with the management team of the Master Fund, even where the disclosure of such information would be in the best interests of the Master Fund or would otherwise influence decisions taken by the members of the management team with respect to that investment. In addition, this conflict and these procedures and practices may limit the freedom of the Adviser to enter into or exit from potentially profitable investments for the Master

Fund which could have an adverse effect on the Master Fund’s results of operations.  Conversely, the Adviser may pursue investments for the Master Fund without obtaining access to confidential information otherwise in its or KKR’s possession, which information, if reviewed, might otherwise impact the Adviser’s judgment with respect to such investments.  Accordingly, the investment activities of KKR’s other businesses may differ from, or be inconsistent with, the activities that are undertaken for the Master Fund, and there can be no assurance that the Master Fund will be able to fully leverage the resources and industry expertise of KKR’s other businesses.  Additionally, there may be circumstances in which one or more individuals associated with KKR will be precluded from providing services to the Master Fund because of certain confidential information available to those individuals or to other parts of KKR.

•                                          The Adviser may in the future develop new businesses such as providing investment banking, advisory and other services to corporations, financial sponsors, management or other persons. Such services may relate to transactions that could give rise to investment opportunities that are suitable for the Master Fund. In such case, the Adviser’s client would typically require the Adviser to act exclusively on its behalf, thereby precluding the Master Fund from participating in such investment opportunities. The Adviser would not be obligated to decline any such engagements in order to make an investment opportunity available to the Master Fund. In addition, the Adviser may come into the possession of information through these new businesses that limits the Master Fund’s ability to engage in potential transactions.

•                                          The 1940 Act limits the Master Fund’s ability to invest in, or hold securities of, companies that are controlled by funds managed by KKR. Any such investments could create conflicts of interest between the Master Fund, the Adviser and KKR.  The Adviser may also have, or enter into, advisory relationships with other advisory clients (including, among others, employee benefit plans subject to ERISA and related regulations) that could lead to circumstances in which a conflict of interest between the Adviser’s advisory clients could exist or develop.  In addition, to the extent that another client of the Adviser or KKR holds a different class of securities than the Master Fund, the interest of such client and the Master Fund may not be aligned.  As a result of these conflicts and restrictions, the Adviser may be unable to implement the Master Fund’s investment strategies as effectively as it could have in the absence of such conflicts or restrictions.  In order to avoid these conflicts and restrictions, the Adviser may choose to exit these investments prematurely and, as a result, the Master Fund would forgo any future positive returns associated with such investments.

•                                          Certain other KKR client accounts or proprietary accounts may have investment objectives, programs, strategies and positions that are similar to, or may conflict with, those of the Master Fund, or may compete with, or have interests adverse to, the Master Fund. This type of conflict could affect the prices and availability of the securities or interests in which the Master Fund invests. KKR may give advice or take action with respect to the investments held by, and transactions of, other KKR client accounts or proprietary accounts that may be different from or otherwise inconsistent with the advice given or timing or nature of any action taken with respect to the investments held by, and timing or nature of any action taken with respect to the investments held by, and transactions of, the Master Fund. Such different advice and/or inconsistent actions may be due to a variety of reasons, including, without limitation, the differences between the investment objective, program, strategy and tax treatment of the other KKR client accounts or proprietary accounts and the Master Fund or the regulatory status of other KKR client accounts and any related restrictions or obligations imposed on KKR as a fiduciary thereof. Such advice and actions may adversely impact the Master Fund.

•                                          KKR, for its own account, may enter into real-estate related transactions with Master Fund portfolio companies. Such transactions may include, for example, buying or selling real estate assets, acquiring or entering into leasing arrangements or amending such arrangements, or transferring options or rights of first refusal to acquire real estate assets. Such transactions, which do not involve securities, are not governed by restrictions on principal transactions and cross transactions but are subject to specific policies and procedures established by KKR to manage related conflicts.

•                                          The 1940 Act prohibits the Master Fund from participating in certain transactions with certain of its affiliates including an Adviser-affiliated broker-dealer. The Master Fund generally will be prohibited, for example, from buying or selling any securities from or to another client of the Adviser or of KKR. The 1940 Act also prohibits certain “joint” transactions with certain of the Master Fund’s affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times to the extent the transaction involves jointness) or transactions in which a broker-dealer affiliated with the Adviser participates as principal with the Master Fund.  If a person acquires more than 25% of the Master Fund’s voting securities, the Master Fund will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons.  Similar restrictions limit the Master Fund’s ability to transact business with its officers or trustees or their affiliates. The SEC has interpreted the 1940 Act rules governing transactions with affiliates to prohibit certain “joint transactions” involving entities that share a common investment adviser.  As a result of these restrictions, the scope of investment opportunities that would otherwise be available to the Master Fund may be limited.

•                                          The 1940 Act imposes significant limits on co-investment with affiliates of the Master Fund, and the Master Fund generally will not be permitted to co-invest alongside its affiliates in privately negotiated transactions unless the Master Fund obtains an exemptive order from the SEC or the transaction is otherwise permitted under existing regulatory guidance, such as transactions where price is the only negotiated term, and will not participate in transactions where other terms are negotiable. This reduces the amount of transactions in which the Master Fund can participate and makes it more difficult for the Master Fund to implement its investment objectives.

(a)(3) Portfolio Manager Compensation

Consistent with KKR’s global, integrated culture, KKR has one firm-wide compensation and incentive structure based on a global profit and loss statement, which covers each of the portfolio managers. KKR’s compensation structure is designed to align the interests of the investment personnel serving the Fund with those of the Fund’s shareholders and to give everyone a direct financial incentive to ensure that all of KKR’s resources, knowledge and relationships around the world are utilized to maximize risk-adjusted returns for each strategy.

Each of KKR’s senior executives, including each of the portfolio managers responsible for the day-to-day management of the Fund, receives a base salary and is eligible for a cash bonus and equity compensation, as well as additional incentives including “dollars at work” in KKR fund investments (other than the Fund) and equity compensation. The cash bonus, equity compensation and “dollars at work” are discretionary, and “dollars at work” and equity awards are typically subject to a vesting period of several years.

All final compensation and other longer-term incentive award decisions are made by the KKR Management Committee based on input from managers.  Compensation and other incentives are not formulaic, but rather are judgment and merit driven, and are determined based on a combination of overall firm performance, individual contribution and performance, business unit performance, and relevant market and competitive compensation practices for other businesses and the individual roles/responsibilities within each of the businesses.

(a)(4) Securities Ownership of Portfolio Managers

As of the fiscal year ended October 31, 2013, the portfolio managers did not beneficially own any shares of the Fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) There have been no changes in the registrant’s internal control over financial reporting during the period from December 31, 2012 through October 31, 2013 that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KKR Alternative Corporate Opportunities Fund P

By	/s/ Suzanne Donohoe
Suzanne Donohoe, President

Date:	12/20/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Suzanne Donohoe
Suzanne Donohoe, President

Date	12/20/13

By	/s/ Roshan Chagan
Roshan Chagan, Treasurer & Chief Financial Officer

Date	12/20/13